Pennsylvania Real Estate Investment Trust

QUARTERLY SUPPLEMENTAL DISCLOSURE

(March 31, 2005)

www.preit.com

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

Table of Contents

Company Information	1

Timeline/Recent Developments	2

Stock Information	3

Market Capitalization and Capital Resources	4

Balance Sheet—Wholly Owned and Partnerships Detail	5

Balance Sheet—Property Type	6

Income Statement—Wholly Owned and Partnerships Detail - Quarterly Comparison	7

Income Statement—Property Type - Quarterly Comparison	8

Income Statement—Retail (Property Status) - Quarterly Comparison	9

Income Statement—Retail (Property Subtype) - Quarterly Comparison	10

FFO and FAD	11

Key Ratios	12

Property Debt Schedule—Wholly Owned	13

Property Debt Schedule—Partnerships	14

Debt Analysis	15

Debt Ratios	16

Portfolio Summary—Retail	17

Property Acquisitions/Dispositions—Quarterly Summary	18

Property Development/Redevelopment Summary	19

Top Twenty Tenants Schedule	20

Lease Expiration Schedule—Anchor Tenants	21

Lease Expiration Schedule—Non-Anchor Tenants	22

New Lease/Renewal Summary and Analysis	23

Capital Expenditures—Quarterly	24

Enclosed Mall—Summary and Occupancy	25

Enclosed Mall—Rent Summary	26

Power Center—Summary and Occupancy	27

Strip Center—Summary and Occupancy	28

Retail Overall—Summary and Occupancy	29

Summary of Portfolio Services	30

Flash Report—Quarterly	31

RECONCILIATION TO GAAP:

Balance Sheet-Reconciliation to GAAP	32

Income Statement-Reconciliation to GAAP—Quarterly	33

Flash Report-Reconciliation to GAAP—Quarterly	34

Definitions page	35

THIS QUARTERLY SUPPLEMENTAL DISCLOSURE CONTAINS CERTAIN “FORWARD-LOOKING STATEMENTS” THAT RELATE TO EXPECTATIONS, PROJECTIONS, ANTICIPATED EVENTS, TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS REFLECT PREIT’S CURRENT VIEWS ABOUT FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT MAY CAUSE FUTURE EVENTS, ACHIEVEMENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED BY THE FORWARD-LOOKING STATEMENTS. PREIT’S BUSINESS IS SUBJECT TO UNCERTAINTIES REGARDING THE REVENUES, OPERATING EXPENSES, LEASING ACTIVITIES, OCCUPANCY RATES, AND OTHER COMPETITIVE FACTORS RELATING TO PREIT’S PORTFOLIO AND CHANGES IN LOCAL MARKET CONDITIONS AS WELL AS GENERAL ECONOMIC, FINANCIAL AND POLITICAL CONDITIONS, WHICH MAY CAUSE FUTURE EVENTS, ACHIEVEMENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED BY THE FORWARD-LOOKING STATEMENTS. PREIT DISCLAIMS ANY DUTY TO UPDATE ANY FORWARD-LOOKING STATEMENTS SET FORTH IN THIS QUARTERLY SUPPLEMENTAL DISCLOSURE TO REFLECT NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. INVESTORS ARE ALSO DIRECTED TO CONSIDER THE RISKS DISCUSSED IN DOCUMENTS PREIT HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND, IN PARTICULAR, PREIT’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

COMPANY INFORMATION

PENNSYLVANIA REIT

200 South Broad Street, Philadelphia, PA 19102

http://www.preit.com

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers (approximately 33.6 million square feet) located in the eastern United States. PREIT’s portfolio consists of 56 properties in 12 states. PREIT’s portfolio includes 38 shopping malls, 13 strip and power centers and five industrial properties. PREIT is headquartered in Philadelphia, Pennsylvania.

Research Coverage

Company	Analyst	Phone Number
Green Street Advisors	Gregory R. Andrews	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Anthony Paolone	(212) 622-6682
	Joshua Bederman	(212) 622-6530

Legg Mason Wood Walker	David M. Fick	(410) 539-0000
	Nathan Isbee	(410) 454-4143

Lehman Brothers	David Harris	(212) 526-1790
	Alexander D. Goldfarb	(212) 526-5232

UBS	Ian C. Weissman	(212) 713-8602
	Keith A. Mills	(212) 713-3098
	Frank Rybinski	(212) 713-2364

Quarterly Earnings Schedule

PREIT’s quarterly results will be announced in accordance with the following schedule:

Quarter	2005		2004
First Quarter	5/2/2005		5/5/2004

Second Quarter	8/4/2005	(1)	8/5/2004

Third Quarter	11/3/2005	(1)	11/8/2004

Fourth Quarter	2/28/2006	(1)	3/3/2005

(1)	Tentative dates.

Quarterly conference calls are arranged by KCSA Worldwide. To participate, please contact Garth Russell at (212) 896-1250.

For additional information, please contact:

Robert McCadden or Nurit Yaron

200 South Broad Street

Philadelphia, PA 19102

Phone (215) 875-0700 Toll Free (866) 875-0700

Fax (215) 546-7311 Email yaronn@preit.com

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

Time Line/Recent Developments

April 26, 2005 - Pennsylvania Real Estate Investment Trust announced its plans for $360 million in financings for Cherry Hill Mall in Cherry Hill, New Jersey, and Willow Grove Park in Willow Grove, Pennsylvania.

April 25, 2005 - Pennsylvania Real Estate Investment Trust announced that it intended to release its financial results for the first quarter ended March 31, 2005, on Monday May 2, 2005. It also announced that management will hold a conference call on Monday, May 2, 2005, at 3:00PM EDT to review the Company’s first quarter results, market trends and future outlook.

April 4, 2005 - Pennsylvania Real Estate Investment Trust announced that it had completed the acquisition of Gadsden Mall in Gadsden, Alabama, for approximately $58.8 million.

March 4, 2005 - Pennsylvania Real Estate Investment Trust announced that Jonathan Weller would be presenting at the 2005 Smith Barney REIT CEO Conference on March 9, 2005.

March 3, 2005 - Pennsylvania Real Estate Investment Trust announced its results for the fourth quarter and twelve months ended December 31, 2004. Net income available to common shareholders for the fourth quarter of 2004 was $0.43 per diluted share. FFO per common share and Operating Partnership unit (“share”) for the fourth quarter of 2004 was $1.12.

February 17, 2005 - Pennsylvania Real Estate Investment Trust announced that a partnership in which it holds a 40% interest has entered into a definitive agreement to sell Laurel Mall in Hazelton, Pennsylvania. The sale is expected to be completed in the second quarter of 2005.

February 17, 2005 - Pennsylvania Real Estate Investment Trust announced that it intended to release its financial results for the fourth quarter and twelve months ended December 31, 2004, on Thursday, March 3, 2005. It also announced that management will hold a conference call on Thursday, March 3, 2005 at 3:00PM EDT to review the Company’s fourth quarter and twelve month results, market trends and future outlook.

February 17, 2005 - Pennsylvania Real Estate Investment Trust announced that its Board of Trustees declared a quarterly cash dividend of $0.54 per common share. PREIT also announced that its Board of Trustees has declared a regular quarterly dividend of $1.375 per share on its 11.00% senior preferred shares.

February 4, 2005 - Pennsylvania Real Estate Investment Trust announced that it had completed the acquisition of Cumberland Mall in Vineland, New Jersey for approximately $59.5 million.

February 3, 2005 - Pennsylvania Real Estate Investment Trust announced that it had amended its credit facility effective January 31, 2005.

January 24, 2005 - Pennsylvania Real Estate Investment Trust reported the tax status of its dividend distribution for 2004.

NOTE: The press releases are available on the Company’s website at www.preit.com.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

Stock Information

PREIT’s common stock trades on the New York Stock Exchange (symbol: PEI).

PREIT’s preferred stock trades on the New York Stock Exchange (symbol: PEIPRA).

	Q1:3/31/05	CY:12/31/04	Q1:3/31/04	CY:12/31/03	CY 12/31/02
High Price	$43.21	$43.70	$37.85	$36.30	$27.20
Low Price	$38.91	$30.25	$33.30	$24.70	$20.55
Close	$40.32	$42.80	$37.66	$36.30	$26.00
Average Daily Trading Volume	146,698	161,659	220,144	109,892	41,495
Common Shares Outstanding	36,474,699	36,272,162	35,778,863	35,544,265	16,697,119
O.P. Units	4,686,418	4,413,559	3,834,714	3,691,516	1,763,318

Total Shares Outstanding	41,161,117	40,685,721	39,613,577	39,235,781	18,460,437
Weighted Average of Common Shares	35,972,274	35,609,350	35,403,257	20,389,577	16,162,327
Weighted Average of O.P. units	4,583,338	4,183,059	3,836,144	2,303,449	1,804,779

Weighted Average Common Shares and O.P. Units	40,555,612	39,792,409	39,239,401	22,693,026	17,967,106
Preferred Shares, Nominal Value	$123,750,000	$123,750,000	$123,750,000	$123,750,000	—
Market Value of Shares (based on closing price)	$1,783,366,237	$1,865,098,859	$1,615,597,310	$1,548,008,850	$479,971,362

Shareholder Information

Ten Largest Institutional Shareholders: Common Shares Held (1)	3/31/2005
RREEF Real Estate Securities Advisers, L.P.	5,023,996
Vanguard Group, Inc.	1,536,972
Barclays Global Investors	1,450,053
ING Clarion Real Estate Securities	1,428,553
ABP Investment U.S., Inc	994,800
J.P Morgan Investment Management Inc. (NY)	908,541
State Street Global Advisors	725,243
Neuberger Berman, LLC	686,590
Urdang Investment Management, Inc.	525,585
Martingale Asset Management, L.P.	466,073
TOTAL of Ten Largest Institutional:	13,746,406
TOTAL of all Institutional holders:	21,682,751
Ten Largest as % of Total Institutional:	63.4%

(1)	Based on 13F filings as of 3/31/05 or most recent filings.

Share Ownership by Insiders: Shares Held (including O.P. Units, Beneficial Ownership and Exercisable Options)	As of 4/1/05 (1)	% of Total (2)	Interim Net Purchases of Shares (3)	As of 4/1/04 (4)	% of Total (5)
Mark Pasquerilla	2,289,005	5.6%	(109,068)	2,398,073	6.1%
Ronald Rubin	1,532,162	3.7%	672,693	859,469	2.2%
George F. Rubin	785,773	1.9%	350,848	434,925	1.1%
Stephen B. Cohen	471,030	1.1%	N/A	N/A	N/A
Leonard I. Korman	365,100	0.9%	1,625	363,475	0.9%
Edward A. Glickman	255,598	0.6%	29,742	225,856	0.6%
Jonathan B. Weller	172,709	0.4%	6,973	165,736	0.4%
Joseph F. Coradino	142,808	0.3%	17,765	125,043	0.3%
Jeffrey A. Linn	71,868	0.2%	(582)	72,450	0.2%
Douglas S. Grayson	55,582	0.1%	10,276	45,306	0.1%
Robert F. McCadden	47,356	0.1%	N/A	N/A	N/A
David J. Bryant	29,857	0.1%	4,963	24,894	0.1%
Bruce Goldman	22,128	0.1%	5,629	16,499	0.0%
Lee H. Javitch	17,000	0.0%	1,625	15,375	0.0%
Rosemarie B. Greco	11,000	0.0%	1,625	9,375	0.0%
Ira Lubert	7,750	0.0%	2,250	5,500	0.0%
Donald Mazziotti	4,307	0.0%	2,322	1,985	0.0%
John J. Roberts	3,250	0.0%	2,250	1,000	0.0%

TOTAL (6)	6,009,515	14.6%	1,000,936	4,708,120	11.9%

(1)	Source of Insider Ownership: Proxy dated April 18, 2005. Refer to footnotes in proxy for details on beneficial ownership.

(2)	Based on fully diluted shares outstanding as of March 31, 2005.

(3)	Includes purchases and sales of shares, issuance of restricted stocks awards, issuances of O.P. units, and exercisable options.

(4)	Source of Insider Ownership: Proxy dated April 29, 2004. Refer to footnotes in proxy for details on beneficial ownership.

(5)	Based on fully diluted shares outstanding as of March 31, 2004.

(6)	In certain instances, two trustees beneficially own the same shares because they share voting or investment power over the shares. These shares have been counted only once in the total.

Distribution Information for Common Shares

	Q1:3/31/05	CY:12/31/04	Q1:3/31/04	CY:12/31/03	CY 12/31/02
Dividend per share	$0.540	$2.160	$0.540	$2.070	$2.040
Annualized Dividend Yield (1)	5.4%	5.0%	5.7%	5.7%	7.8%
Capital Gain Pre-May 6	N/A	$0.026	$—	$0.096	$0.082
Capital Gain Post-May 5	N/A	$—	$—	$0.213	$—
Section 1250 Gain	N/A	$0.026	$—	$0.480	$—
Return of Capital/Non-Taxable	N/A	$0.517	$—	$0.085	$0.134
Qualified 5 Year Gain (incl. in cap. Gain)	N/A	$—	$—	$—	$—
Ordinary Income	N/A	$1.617	$0.540	$1.196	$1.824

(1)	Based on closing stock price for the period.

Breakdown of Share & Unit Ownership: Shares Held	3/31/2005	12/31/04	% of 3/31/05 total
Institutional (1)	21,682,751	21,655,541	52.7%
Retail (2)	13,902,716	14,796,395	33.8%
Insiders (3)	5,575,650	4,233,785	13.5%

TOTAL	41,161,117	40,685,721	100.0%

(1)	Based on 13F filings as of 3/31/05 or most recent filings.

(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.

(3)	Insider holdings as of 4/1/05. (Shares and O.P. Units only. Excludes 433,865 exercisable options).

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

MARKET CAPITALIZATION

	March 31, 2005	December 31, 2004	March 31, 2004	December 31, 2003	December 31, 2002
EQUITY CAPITALIZATION
Shares Outstanding	36,474,699	36,272,162	35,778,863	35,544,265	16,697,119
O.P. Units Outstanding	4,686,418	4,413,559	3,834,714	3,691,516	1,763,318

TOTAL Shares and O.P. Units	41,161,117	40,685,721	39,613,577	39,235,781	18,460,437
Market Price (at end of period)	$40.32	$42.80	$37.66	$36.30	$26.00
Preferred Shares, Nominal Value	$123,750,000	$123,750,000	$123,750,000	$123,750,000
Equity Market Capitalization	$1,783,366,237	$1,865,098,859	$1,615,597,310	$1,548,008,850	$479,971,362
DEBT CAPITALIZATION
Unsecured Debt Balance	$402,000,000	$271,000,000	$182,000,000	$170,000,000	$—
Secured Debt Balance	1,307,545,347	1,326,127,000	1,386,313,775	1,396,262,538	617,279,770

Debt Capitalization	$1,709,545,347	$1,597,127,000	$1,568,313,775	$1,566,262,538	$617,279,770

TOTAL MARKET CAPITALIZATION	$3,492,911,584	$3,462,225,859	$3,183,911,085	$3,114,271,388	$1,097,251,132

Preferred Shares/Total Market Capitalization	3.5%	3.6%	3.9%	4.0%
Shares and O.P. Units/Total Market Capitalization	47.5%	50.3%	46.9%	45.7%	43.7%
Debt Capitalization/Total Market Capitalization	48.9%	46.1%	49.3%	50.3%	56.3%
Equity Capitalization/Total Market Capitalization	51.1%	53.9%	50.7%	49.7%	43.7%
Unsecured Debt Balance/Total Debt	23.5%	17.0%	11.6%	10.9%	0.0%

CAPITAL RESOURCES

	March 31, 2005	December 31, 2004	March 31, 2004	December 31, 2003	December 31, 2002
Cash on Hand	$34,378,813	$45,949,300	$37,024,603	$46,883,041	$18,628,137
Line of Credit Capacity (1)	$500,000,000	$500,000,000	$500,000,000	$500,000,000	$200,000,000
Amount Used (includes letters of credit)	(410,054,533)	(279,054,533)	(183,195,000)	(170,500,000)	(131,473,671)

Available LOC (2)	$89,945,467	$220,945,467	$316,805,000	$329,500,000	$68,526,329
Shelf Registration	$1,000,000,000	$1,000,000,000	$1,000,000,000	$1,000,000,000	$500,000,000
Amount Used	(344,146,042)	(344,146,042)	(344,146,042)	(344,146,042)	(155,977,292)

Available Shelf	$655,853,958	$655,853,958	$655,853,958	$655,853,958	$344,022,708

TOTAL CAPITAL RESOURCES	$780,178,238	$922,748,725	$1,009,683,561	$1,032,236,999	$431,177,174

(1)	The unsecured revolving line of credit established in November 2003 and amended in January 2005, gives PREIT the ability to increase the facility to $650 million under prescribed conditions.

(2)	The available line of credit is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

BALANCE SHEET

(Wholly Owned vs. Partnerships)

	March 31, 2005				December 31, 2004
	PREIT Wholly Owned	PREIT’s % of Partner- ships (5)	Corporate	Combined TOTAL	PREIT Wholly Owned	PREIT’s % of Partner- ships (5)	Corporate	Combined TOTAL
ASSETS
Investments in Real Estate, at cost
Retail Properties (1)	$2,626,902,140	$131,361,106	—	$2,758,263,246	$2,518,364,388	$131,343,981	—	$2,649,708,369
Industrial Properties	4,006,922	—	—	4,006,922	2,504,211	—	—	2,504,211
Land Held for Development	9,972,559	—	—	9,972,559	9,862,704	—	—	9,862,704
Construction In Progress	11,867,813	2,855,424	—	14,723,237	10,952,450	2,542,307	—	13,494,757

TOTAL INVESTMENTS IN REAL ESTATE	2,652,749,434	134,216,530	—	2,786,965,964	2,541,683,753	133,886,288	—	2,675,570,041
Accumulated Depreciation	(169,572,884)	(34,988,197)	—	(204,561,081)	(150,885,609)	(34,023,363)	—	(184,908,972)

Net Real Estate	2,483,176,550	99,228,333	—	2,582,404,883	2,390,798,144	99,862,925	—	2,490,661,069

Other Assets:
Cash and Cash Equivalents	17,203,491	3,968,408	13,206,914	34,378,813	25,096,539	5,609,103	15,243,658	45,949,300
Rents and Other Receivables	30,932,767	11,307,638	1,721,293	43,961,698	27,286,042	11,328,239	4,691,310	43,305,591
Other assets held for sale (1)	7,175,245	—	—	7,175,245	6,837,914	—	—	6,837,914
Intangible Assets (2)	169,024,321	—	12,045,312	181,069,633	159,804,366	—	12,045,312	171,849,678
Deferred Costs, Prepaid Taxes & Exp. & Other Assets	45,215,337	7,297,143	23,301,848	75,814,328	42,573,601	7,550,568	19,782,031	69,906,200

TOTAL OTHER ASSETS	269,551,161	22,573,189	50,275,367	342,399,717	261,598,462	24,487,910	51,762,311	337,848,683

TOTAL ASSETS	2,752,727,711	121,801,522	50,275,367	2,924,804,600	2,652,396,606	127,449,110	51,762,311	2,828,509,752

LIABILITIES AND SHARE HOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	1,146,562,800	106,947,723	—	1,253,510,523	1,162,479,171	107,513,205	—	1,269,992,376
Mortgage Debt Premium (3)	54,034,824	—	—	54,034,824	56,134,624	—	—	56,134,624
Bank Loans Payable	—	—	402,000,000	402,000,000	—	—	271,000,000	271,000,000
Liabilities Related to Assets held for sale	1,616,876	—	—	1,616,876	1,156,442	—	—	1,156,442
Other Liabilities (4)	50,402,033	2,857,626	24,548,313	77,807,972	50,292,594	3,351,797	40,147,000	93,791,391

TOTAL LIABILITIES	1,252,616,533	109,805,349	426,548,313	1,788,970,195	1,270,062,831	110,865,002	311,147,000	1,692,074,833

Minority Interest	3,448,201	—	138,301,736	141,749,937	3,584,992	—	128,383,925	131,968,917

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	—	—	36,474,673	36,474,673	—	—	36,272,160	36,272,160
Preferred Shares $0.01 Par	—	—	24,750	24,750	—	—	24,750	24,750
Capital Contributed in Excess of Par	—	—	907,811,709	907,811,709	—	—	899,506,128	899,506,128
Restricted Stock	—	—	(14,945,044)	(14,945,044)	—	—	(7,736,812)	(7,736,812)
Accumulated Other Comprehensive Loss	—	—	(1,812,340)	(1,812,340)	—	—	(1,821,457)	(1,821,457)
Retained Earnings	—	—	66,530,720	66,530,720	—	—	78,221,233	78,221,233

TOTAL SHARE HOLDERS’ EQUITY	—	—	994,084,468	994,084,468	—	—	1,004,466,002	1,004,466,002

TOTAL LIABILITIES AND SHARE HOLDERS’ EQUITY	$1,256,064,734	$109,805,349	$1,558,934,517	$2,924,804,600	$1,273,647,823	$110,865,002	$1,443,996,927	$2,828,509,752

	March 31, 2004
	PREIT Wholly Owned	PREIT’s % of Partner- ships (5)	Corporate	Combined TOTAL
ASSETS
Investments in Real Estate, at cost
Retail Properties (1)	$2,399,418,328	$135,981,353	—	$2,535,399,681
Industrial Properties	2,504,211	—	—	2,504,211
Land Held for Development	9,397,945.00	—	—	9,397,945
Construction In Progress	21,849,530	1,506,178	—	23,355,708

TOTAL INVESTMENTS IN REAL ESTATE	2,433,170,014	137,487,531	—	2,570,657,545
Accumulated Depreciation	(98,533,506)	(32,248,911)	—	(130,782,417)

Net Real Estate	2,334,636,508	105,238,620	—	2,439,875,128

Other Assets:
Cash and Cash Equivalents	12,591,337	4,459,678	19,973,588	37,024,603
Rents and Other Receivables	24,415,060	7,921,525	1,714,874	34,051,459
Other assets held for sale (1)	37,383,935	—	—	37,383,935
Intangible Assets (2)	159,907,867	—	12,085,313	171,993,180
Deferred Costs, Prepaid Taxes & Exp. & Other Assets	36,800,984	11,737,284	16,441,187	64,979,455

TOTAL OTHER ASSETS	271,099,183	24,118,487	50,214,962	345,432,632

TOTAL ASSETS	2,605,735,691	129,357,107	50,214,962	2,785,307,760

LIABILITIES AND SHARE HOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	1,206,593,974	109,096,195	—	1,315,690,169
Mortgage Debt Premium (3)	70,623,606	—	—	70,623,606
Bank Loans Payable	—	—	182,000,000	182,000,000
Liabilities Related to Assets held for sale	4,365,915	—	—	4,365,915
Other Liabilities (4)	49,479,921	3,839,170	30,413,314	83,732,405

TOTAL LIABILITIES	1,331,063,416	112,935,365	212,413,314	1,656,412,095

Minority Interest	4,546,973	—	112,836,314	117,383,287

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	—	—	35,781,922	35,781,922
Preferred Shares $0.01 Par	—	—	24,750	24,750
Capital Contributed in Excess of Par	—	—	884,677,043	884,677,043
Restricted Stock	—	—	(9,311,239)	(9,311,239)
Accumulated Other Comprehensive Loss	—	—	(1,927,948)	(1,927,948)
Retained Earnings	—	—	102,267,850	102,267,850

TOTAL SHARE HOLDERS’ EQUITY	—	—	1,011,512,378	1,011,512,378

TOTAL LIABILITIES AND SHARE HOLDERS’ EQUITY	$1,335,610,389	$112,935,365	$1,336,762,006	$2,785,307,760

(1)	Investment in real estate as of March 31, 2005, December 31, 2004 and March 31, 2004 includes $9,611,074, $8,108,066 and $96,448,111, respectively, relating to the non-core properties. The non-core properties are classified as held-for-sale for GAAP purposes. Other assets held for sale represent intangible assets and current assets of the non-core properties.

(2)	Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties since 2002. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.

(3)	Represents premium that is recorded in connection with debt assumed when a property is purchased. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.

(4)	For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit in Partnerships Investments.

(5)	Includes PREIT's percent of partnership investment that is “grossed up” to reflect the Company’s share of the Total Assets and Liabilities of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 32 to 35.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

BALANCE SHEET (1)

(Property Type)	March 31, 2005						December 31, 2004
	Malls	Power and Strip Centers	Total Retail	Other Properties	Corporate	Combined TOTAL	Malls	Power and Strip Centers	Total Retail	Other Properties	Corporate	Combined TOTAL
ASSETS
Investments in Real Estate, at cost (2)	$2,443,131,571	$315,131,675	$2,758,263,246	$28,702,718	$—	$2,786,965,964	$2,336,629,574	$313,078,795	$2,649,708,369	$25,861,672	$—	$2,675,570,041

Accumulated Depreciation	(152,307,877)	(50,113,733)	(202,421,610)	(2,139,471)	—	(204,561,081)	(135,017,071)	(47,764,970)	(182,782,041)	(2,126,931)	—	(184,908,972)

Net Real Estate	2,290,823,694	265,017,942	2,555,841,636	26,563,247	—	2,582,404,883	2,201,612,503	265,313,825	2,466,926,328	23,734,741	—	2,490,661,069

Other Assets:
Cash	17,555,470	3,616,429	21,171,899	—	13,206,914	34,378,813	26,115,513	4,590,129	30,705,642	—	15,243,658	45,949,300
Other assets held for sale	7,173,946	—	7,173,946	1,299	—	7,175,245	6,837,914	—	6,837,914	—	—	6,837,914
Intangible Assets (3)	169,024,321	—	169,024,321	—	12,045,312	181,069,633	159,804,366	—	159,804,366	—	12,045,312	171,849,678
Other Assets, Net (4)	54,743,737	25,964,746	80,708,483	14,044,402	25,023,141	119,776,026	52,375,910	23,813,146	76,189,056	12,549,394	24,473,341	113,211,791

Total Other Assets	248,497,474	29,581,175	278,078,649	14,045,701	50,275,367	342,399,717	245,133,703	28,403,275	273,536,978	12,549,394	51,762,311	337,848,683

TOTAL ASSETS	2,539,321,168	294,599,117	2,833,920,285	40,608,948	50,275,367	2,924,804,600	2,446,746,206	293,717,100	2,740,463,306	36,284,135	51,762,311	2,828,509,752

LIABILITIES AND SHARE HOLDERS’ EQUITY

Liabilities:
Mortgage Notes Payable	1,149,707,279	103,803,244	1,253,510,523	—	—	1,253,510,523	1,165,736,877	104,255,499	1,269,992,376	—	—	1,269,992,376
Mortgage Debt Premium (5)	52,787,437	1,247,387	54,034,824	—		54,034,824	54,794,532	1,340,092	56,134,624	—		56,134,624
Bank Loans Payable	—	—	—	—	402,000,000	402,000,000			—	—	271,000,000	271,000,000
Liabilities Related to Assets held for sale	1,214,096	—	1,214,096	402,780	—	1,616,876	1,156,442	—	1,156,442	—	—	1,156,442
Other Liabilities (6)	47,108,708	4,276,216	51,384,924	1,874,735	24,548,313	77,807,972	44,391,004	5,723,480	50,114,484	3,529,907	40,147,000	93,791,391

TOTAL LIABILITIES	1,250,817,520	109,326,847	1,360,144,367	2,277,515	426,548,313	1,788,970,195	1,266,078,855	111,319,071	1,377,397,926	3,529,907	311,147,000	1,692,074,833

Minority Interest	3,448,201		3,448,201	—	138,301,736	141,749,937	3,584,992		3,584,992	—	128,383,925	131,968,917

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	—	—	—	—	36,474,673	36,474,673	—	—	—	—	36,272,160	36,272,160
Preferred Shares $0.01 Par	—	—	—	—	24,750	24,750	—	—	—	—	24,750	24,750
Capital Contributed in Excess of Par	—	—	—	—	907,811,709	907,811,709	—	—	—	—	899,506,128	899,506,128
Restricted Stock	—	—	—	—	(14,945,044)	(14,945,044)	—	—	—	—	(7,736,812)	(7,736,812)
Accumulated Other Comprehensive Loss	—	—	—	—	(1,812,340)	(1,812,340)	—	—	—	—	(1,821,457)	(1,821,457)
Retained Earnings	—	—	—	—	66,530,720	66,530,720	—	—	—	—	78,221,233	78,221,233

TOTAL SHAREHOLDERS’ EQUITY	—	—	—	—	994,084,468	994,084,468	—	—	—	—	1,004,466,002	1,004,466,002

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,254,265,721	$109,326,847	$1,363,592,568	$2,277,515	$1,558,934,517	$2,924,804,600	$1,269,663,847	$111,319,071	$1,380,982,918	$3,529,907	$1,443,996,927	$2,828,509,752

	March 31, 2004
	Malls	Power and Strip Centers	Total Retail	Other Properties	Corporate	Combined TOTAL
ASSETS
Investments in Real Estate, at cost (2)	$2,225,064,658	$310,335,023	$2,535,399,681	$35,257,864	$—	$2,570,657,545

Accumulated Depreciation	(87,461,869)	(41,231,237)	(128,693,106)	(2,089,311)	—	(130,782,417)

Net Real Estate	2,137,602,789	269,103,786	2,406,706,575	33,168,553	—	2,439,875,128

Other Assets:
Cash	13,487,669	3,563,345	17,051,014	—	19,973,588	37,024,602
Other assets held for sale	37,383,935	—	37,383,935	—	—	37,383,935
Intangible Assets (3)	159,907,867	—	159,907,867	—	12,085,313	171,993,180
Other Assets, Net (4)	44,085,265	25,771,864	69,857,129	11,017,725	18,156,061	99,030,915

Total Other Assets	254,864,736	29,335,209	284,199,945	11,017,725	50,214,962	345,432,632

TOTAL ASSETS	2,392,467,525	298,438,995	2,690,906,520	44,186,278	50,214,962	2,785,307,760

LIABILITIES AND SHARE HOLDERS’ EQUITY

Liabilities:
Mortgage Notes Payable	1,226,803,245	88,886,924	1,315,690,169	—	—	1,315,690,169
Mortgage Debt Premium (5)	70,623,606	—	70,623,606	—	—	70,623,606
Bank Loans Payable	—	—	—	—	182,000,000	182,000,000
Liabilities Related to Assets held for sale	4,365,915	—	4,365,915	—	—	4,365,915
Other Liabilities (6)	42,981,162	5,330,612	48,311,774	5,007,317	30,413,314	83,732,405

TOTAL LIABILITIES	1,344,773,928	94,217,536	1,438,991,464	5,007,317	212,413,314	1,656,412,095

Minority Interest	4,420,258	126,715	4,546,973	—	112,836,314	117,383,287

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	—	—	—	—	35,781,922	35,781,922
Preferred Shares $0.01 Par	—	—	—	—	24,750	24,750
Capital Contributed in Excess of Par	—	—	—	—	884,677,043	884,677,043
Restricted Stock	—	—	—	—	(9,311,239)	(9,311,239)
Accumulated Other Comprehensive Loss	—	—	—	—	(1,927,948)	(1,927,948)
Retained Earnings	—	—	—	—	102,267,850	102,267,850

TOTAL SHARE HOLDERS’ EQUITY	—	—	—	—	1,011,512,378	1,011,512,378

TOTAL LIABILITIES AND SHARE HOLDERS’ EQUITY	$1,349,194,186	$94,344,251	$1,443,538,437	$5,007,317	$1,336,762,006	$2,785,307,760

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Trust’s Equity in these properties.

(2)	Investment in real estate as of March 31, 2005, December 31, 2004 and March 31, 2004 includes $9,611,074, $8,108,066 and $96,448,111, respectively relating to the non-core properties. The non-core properties are classified as held-for-sale for GAAP purposes. Other assets held for sale represents intangible assets and current assets of the non-core properties.

(3)	Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties since 2002. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.

(4)	Deferred Costs, Prepaid Taxes and Expenses and Other Assets include Rents and Other Receivables for Partnerships.

(5)	Represents premium that is recorded in connection with debt assumed in connection with property purchases. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.

(6)	For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit Partnership Investments.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 32 to 35.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

INCOME STATEMENT (1)

QUARTERLY COMPARISON

(Wholly Owned vs. Partnerships)

	Q1 05 (3 months ended 3/31/05)							TOTAL % CHANGE	Q1 04 (3 months ended 3/31/04)
	Wholly Owned		Partnerships		Corporate		Combined TOTAL		Wholly Owned		Partnerships		Corporate		Combined TOTAL
Base Rents	$65,799,597		$5,254,075		$—		71,053,672	1.3%	$64,966,521		$5,155,520		$—		$70,122,041
Straight-Lining of Base Rents	1,004,214		31,186		—		1,035,400	-23.3%	1,309,785		39,437		—		1,349,222
Percentage Rents	2,333,543		21,670		—		2,355,213	-7.7%	2,315,761		237,047		—		2,552,808
Expense Reimbursables	31,076,163		1,564,405		—		32,640,568	0.8%	30,785,238		1,590,403		—		32,375,641
Lease Termination	1,438,241		138,444		—		1,576,685	5807.6%	26,689		—		—		26,689
Other Real Estate Revenues	2,037,650		121,658		—		2,159,308	-6.2%	2,137,110		165,436		—		2,302,546

TOTAL REAL ESTATE REVENUES	103,689,408	94%	7,131,438	6%	—	0%	110,820,846	1.9%	101,541,104	93%	7,187,843	7%	—	0%	108,728,947

Operating and Maintenance	(29,512,240)		(1,665,637)		—		(31,177,877)	-3.8%	(30,687,690)		(1,717,568)		—		(32,405,258)
Real Estate Taxes	(9,624,476)		(624,793)		—		(10,249,269)	5.1%	(9,174,902)		(577,269)		—		(9,752,171)
															—

TOTAL PROPERTY OPERATING EXPENSES	(39,136,716)	94%	(2,290,430)	6%	—	0%	(41,427,146)	-1.7%	(39,862,592)	95%	(2,294,837)	5%	—	0%	(42,157,429)

NET OPERATING INCOME	64,552,692	93%	4,841,008	7%	—	0%	69,393,700	4.2%	61,678,512	93%	4,893,006	7%	—	0%	66,571,518

Management Company Revenue	—		—		1,438,896		1,438,896	-30.2%	—		—		2,061,769		2,061,769
Interest and Other Income	—		—		189,906		189,906	-25.2%	—		—		253,728		253,728
General & Administrative:
Corporate Payroll and Benefits	—		—		(7,123,909)		(7,123,909)	-11.3%	—		—		(8,028,893)		(8,028,893)
Other G&A Expenses	—		—		(2,094,131)		(2,094,131)	-19.9%	—		—		(2,613,826)		(2,613,826)

Earnings before interest, taxes, depreciation and amortization (EBITDA)	64,552,692	104%	4,841,008	8%	(7,589,238)	-12%	61,804,462	6.1%	61,678,512	106%	4,893,006	8%	(8,327,222)	-14%	58,244,296

Interest Expense (2)	(16,559,871)		(2,039,920)		(3,106,246)		(21,706,037)	4.6%	(17,041,328)		(2,050,359)		(1,657,535)		(20,749,222)
Depreciation & Amortization	(25,773,193)		(1,150,965)		(338,800)		(27,262,958)	2.3%	(25,413,320)		(1,077,961)		(168,126)		(26,659,407)

OTHER EXPENSES	(42,333,064)		(3,190,885)		(3,445,046)		(48,968,995)	3.3%	(42,454,648)		(3,128,320)		(1,825,661)		(47,408,629)

Gains (loss) on sales of interests in Real Estate	60,536		—		—		60,536	N/A	—		—		—		—

Income before Minority Interest	22,280,164		1,650,123		(11,034,284)		12,896,003	19.0%	19,223,864		1,764,686		(10,152,883)		10,835,667

Minority Interest in Properties	(45,459)		—		—		(45,459)	-87.3%	(357,959)		—		—		(357,959)
Minority Interest of O.P. Unitholders	—		—		(1,431,250)		(1,431,250)	82.6%	—		—		(783,938)		(783,938)

Income from Operations	22,234,705		1,650,123		(12,465,534)		11,419,294	17.8%	18,865,905		1,764,686		(10,936,821)		9,693,770

Discontinued Operations:
Minority Interest of O.P. Unitholders	—		—		(21,037)		(21,037)	N/A	—		—		(180,440)		(180,440)
Adjustments to gains on disposition of discontinued operations	—		—		—		—	N/A	—		—		(550,000)		(550,000)

TOTAL DISCONTINUED OPERATIONS	—		—		(21,037)		(21,037)	N/A	—		—		(730,440)		(730,440)

NET INCOME	$22,234,705	195%	$1,650,123	14%	$(12,486,571)	-110%	$11,398,257	27.2%	$18,865,905	210%	$1,764,686	20%	$(11,667,261)	-130%	$8,963,330

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2)	Capitalized interest expense of $390,000 is not included in the quarter ended 3/31/05 and $195,000 is not included in the quarter ended 3/31/04.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 32 to 35.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

INCOME STATEMENT (1)

QUARTERLY COMPARISON

(Line of Business)

	Q1 05 (3 months ended 3/31/05)							TOTAL % CHANGE	Q1 04 (3 months ended 3/31/04)
	RETAIL		OTHER PROPERTIES		CORPORATE		Combined TOTAL		RETAIL		OTHER PROPERTIES		CORPORATE		Combined TOTAL
Base Rents	$70,941,570		$112,102		$—		$71,053,672	1.3%	$70,036,885		$85,156		$—		$70,122,041
Straight-Lining of Base Rents	1,035,400		—		—		1,035,400	-23.3%	1,349,222		—		—		1,349,222
Percentage Rents	2,355,213		—		—		2,355,213	-7.7%	2,552,808		—		—		2,552,808
Expense Reimbursables	32,628,133		12,435		—		32,640,568	0.8%	32,363,966		11,675		—		32,375,641
Lease Termination	1,576,685		—		—		1,576,685	5807.6%	26,689		—		—		26,689
Other Real Estate Revenues	2,159,308		—		—		2,159,308	-6.2%	2,302,546		—		—		2,302,546

TOTAL REAL ESTATE REVENUES	110,696,309	100%	124,537	0%	—	—	110,820,846	1.9%	108,632,116	100%	96,831	0%	—	—	108,728,947

Operating and Maintenance	(31,171,933)		(5,944)		—		(31,177,877)	-3.8%	(32,402,033)		(3,225)		—		(32,405,258)
Real Estate Taxes	(10,239,684)		(9,585)		—		(10,249,269)	5.1%	(9,743,121)		(9,050)		—		(9,752,171)

TOTAL PROPERTY OPERATING EXPENSES	(41,411,617)	100%	(15,529)	0%	—	—	(41,427,146)	-1.7%	(42,145,154)	100%	(12,275)	0%	—	—	(42,157,429)

NET OPERATING INCOME	69,284,692	100%	109,008	0%	—	—	69,393,700	4.2%	66,486,962	100%	84,556	0%	—	—	66,571,518

Management Company Revenue	—		—		1,438,896		1,438,896	-30.2%	—		—		2,061,769		2,061,769
Interest and Other Income	—		—		189,906		189,906	-25.2%	—		—		253,728		253,728
General and Administrative:													—		—
Corporate Payroll and Benefits	—		—		(7,123,909)		(7,123,909)	-11.3%	—		—		(8,028,893)		(8,028,893)
Other General & Administrative	—		—		(2,094,131)		(2,094,131)	-19.9%	—		—		(2,613,826)		(2,613,826)

Earnings before interest, taxes, depreciation and amortization (EBITDA)	69,284,692	112%	109,008	0%	(7,589,238)	-12%	61,804,462	6.1%	66,486,962	114%	84,556	0%	(8,327,222)	-14%	58,244,296

Interest Expense (2)	(18,599,791)		—		(3,106,246)		(21,706,037)	4.6%	(19,091,687)		—		(1,657,535)		(20,749,222)
Depreciation & Amortization	(26,911,618)		(12,540)		(338,800)		(27,262,958)	2.3%	(26,478,741)		(12,540)		(168,126)		(26,659,407)

OTHER EXPENSES	(45,511,409)		(12,540)		(3,445,046)		(48,968,995)	3.3%	(45,570,428)		(12,540)		(1,825,661)		(47,408,629)

Gains on sales of interests in Real Estate	60,536		—		—		60,536	N/A					—		—

Income before Minority Interest	23,833,819		96,468		(11,034,284)		12,896,003	19.0%	20,916,534		72,016		(10,152,883)		10,835,667

Minority Interest in Properties	(45,459)		—		—		(45,459)		(357,959)		—		—		(357,959)

Minority Interest of O.P. Unitholders	—		—		(1,431,250)		(1,431,250)	82.6%	—		—		(783,938)		(783,938)

Income from Operations	23,788,360		96,468		(12,465,534)		11,419,294	17.8%	20,558,575		72,016		(10,936,821)		9,693,770

Discontinued Operations:
Minority Interest of O.P. Unitholders	—		—		(21,037)		(21,037)	N/A	—		—		(180,440)		(180,440)
Adjustments to gains on disposition of discontinued operations	—		—		—		—	N/A	—		—		(550,000)		(550,000)

TOTAL DISCONTINUED OPERATIONS	—		—		(21,037)		(21,037)	N/A	—		—		(730,440)		(730,440)

NET INCOME	$23,788,360	209%	$96,468	1%	$(12,486,571)	-110%	$11,398,257	27.2%	$20,558,575	229%	$72,016	1%	$(11,667,261)	-130%	$8,963,330

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2)	Capitalized interest expense of $390,000 is not included in the quarter ended 3/31/05 and $195,000 is not included in the quarter ended 3/31/04.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 32 to 35.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

RETAIL INCOME STATEMENT (1)

QUARTERLY COMPARISON

	Q1 05 (3 months ended 3/31/05)								Q1 04 (3 months ended 3/31/04)
	Combined TOTAL	Wholly Owned		Partnerships		% Change TOTAL	% Change Wholly Owned	% Change Partnerships	Combined TOTAL	Wholly Owned		Partnerships
Base Rents	$70,941,570	$65,687,495		$5,254,075		1.3%	1.2%	1.9%	$70,036,885	$64,881,365		$5,155,520
Straight-Lining of Base Rents	1,035,400	1,004,214		31,186		-23.3%	-23.3%	-20.9%	1,349,222	1,309,785		39,437
Percentage Rents	2,355,213	2,333,543		21,670		-7.7%	0.8%	-90.9%	2,552,808	2,315,761		237,047
Expense Reimbursables	32,628,133	31,063,728		1,564,405		0.8%	0.9%	-1.6%	32,363,966	30,773,563		1,590,403
Lease Termination and Other Income	1,576,685	1,438,241		138,444		5807.6%	5288.9%	N/A	26,689	26,689		—
Other Real Estate Revenues	2,159,308	2,037,650		121,658		-6.2%	-4.7%	-26.5%	2,302,546	2,137,110		165,436

TOTAL REAL ESTATE REVENUES	110,696,309	103,564,871	94%	7,131,438	6%	1.9%	2.1%	-0.8%	108,632,116	101,444,273	93%	7,187,843	7%

Operating and Maintenance	(31,171,933)	(29,506,296)		(1,665,637)		-3.8%	-3.8%	-3.0%	(32,402,033)	(30,684,465)		(1,717,568)
Real Estate Taxes	(10,239,684)	(9,614,891)		(624,793)		5.1%	4.9%	8.2%	(9,743,121)	(9,165,852)		(577,269)

TOTAL PROPERTY OPERATING EXPENSES	(41,411,617)	(39,121,187)	94%	(2,290,430)	6%	-1.7%	-1.8%	-0.2%	(42,145,154)	(39,850,317)	95%	(2,294,837)	5%

NET OPERATING INCOME	69,284,692	64,443,684	93%	4,841,008	7%	4.2%	4.6%	-1.1%	66,486,962	61,593,956	93%	4,893,006	7%

Interest Expense	(18,599,791)	(16,559,871)		(2,039,920)		-2.6%	-2.8%	-0.5%	(19,091,687)	(17,041,328)		(2,050,359)
Depreciation & Amortization	(26,911,618)	(25,760,653)		(1,150,965)		1.6%	1.4%	6.8%	(26,478,741)	(25,400,780)		(1,077,961)

OTHER EXPENSES	(45,511,409)	(42,320,524)		(3,190,885)		-0.1%	-0.3%	2.0%	(45,570,428)	(42,442,108)		(3,128,320)

Gains on sales of int. in R.E.	60,536	60,536		—		N/A	N/A	N/A	—	—		—

Income before Minority Int.	23,833,819	22,183,696		1,650,123		13.9%	15.8%	-6.5%	20,916,534	19,151,848		1,764,686

Minority Interest in Properties	(45,459)	(45,459)				-87.3%	-87.3%	N/A	(357,959)	(357,959)		—

NET INCOME	$23,788,360	$22,138,237	93%	$1,650,123	7%	15.7%	17.8%	-6.5%	$20,558,575	$18,793,889	91%	$1,764,686	9%

SAME STORE COMPARISON

	Q1 05 (3 months ended 3/31/05)								Q1 04 (3 months ended 3/31/04)
	Combined TOTAL	SAME		NEW		DIVEST		% Change Same Store	Combined TOTAL	SAME		NEW		DIVEST
Base Rents	$70,941,570	$65,933,532		$5,008,038		$—		0.1%	$70,036,885	$65,875,552		$—		$4,161,333
Straight-Lining of Base Rents	1,035,400	869,663		165,737		—		-32.3%	1,349,222	1,284,514		—		64,708
Percentage Rents	2,355,213	2,351,245		3,968		—		-2.4%	2,552,808	2,409,691		—		143,117
Expense Reimbursables	32,628,133	30,494,686		2,133,447		—		-0.4%	32,363,966	30,609,386		—		1,754,580
Lease Termination	1,576,685	1,575,685		1,000		—		5803.9%	26,689	26,689		—		—
Other Real Estate Revenues	2,159,308	1,998,414		160,894		—		-6.5%	2,302,546	2,137,723		—		164,823

TOTAL REAL ESTATE REVENUES	110,696,309	103,223,225	93%	7,473,084	7%	—	0%	0.9%	108,632,116	102,343,555	94%	—	0%	6,288,561	6%

Operating and Maintenance	(31,171,933)	(28,477,049)		(2,694,884)		—		-3.3%	(32,402,033)	(29,462,226)		—		(2,939,807)
Real Estate Taxes	(10,239,684)	(9,507,319)		(732,365)		—		3.6%	(9,743,121)	(9,181,285)		—		(561,836)

TOTAL PROPERTY OPERATING EXPENSES	(41,411,617)	(37,984,368)	92%	(3,427,249)	8%	—	0%	-1.7%	(42,145,154)	(38,643,511)	92%	—	0%	(3,501,643)	8%

NET OPERATING INCOME	69,284,692	65,238,857	94%	4,045,835	6%	—	0%	2.4%	66,486,962	63,700,044	96%	—	0%	2,786,918	4%

Interest Expense	(18,599,791)	(18,112,831)		(486,960)		—		-2.3%	(19,091,687)	(18,536,915)		—		(554,772)
Depreciation & Amortization	(26,911,618)	(24,941,873)		(1,969,745)		—		-5.6%	(26,478,741)	(26,422,495)		—		(56,246)

OTHER EXPENSES	(45,511,409)	(43,054,704)		(2,456,705)		—		-4.2%	(45,570,428)	(44,959,410)		—		(611,018)

Gains on sales of int. in R.E.	60,536	60,536		—		—		N/A	—			—

Income before Minority Int.	23,833,819	22,244,689		1,589,130		—		18.7%	20,916,534	18,740,634		—		2,175,900

Minority Interest in Properties	(45,459)	(45,459)		—		—		-87.0%	(357,959)	(349,942)		—		(8,017)

NET INCOME	$23,788,360	$22,199,230	93%	$1,589,130	7%	$—	0%	20.7%	$20,558,575	$18,390,692	89%	$—	0%	$2,167,883

(1)	Includes PREITS’s percent of partnership investments that is “grossed up” to reflect the Company's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 32 to 35.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

RETAIL INCOME STATEMENT (1)

QUARTERLY COMPARISON

(Property Subtype)

	Q1 05 (3 months ended 3/31/05)											Q1 04 (3 months ended 3/31/04)
	Combined TOTAL	Enclosed Mall		Power Center		Strip Center		% Change TOTAL	% Change Enclosed Mall	% Change Power Center	% Change Strip Center	Combined TOTAL	Enclosed Mall		Power Center		Strip Center
Base Rents	$70,941,570	$62,872,398		$6,648,729		$1,420,443		1.3%	1.8%	-0.9%	-10.0%	$70,036,885	$61,746,705		$6,711,105		$1,579,075
Straight-Lining of Base Rents	1,035,400	911,024		117,556		6,820		-23.3%	-26.4%	1.9%	-255.7%	1,349,222	1,238,280		115,322		(4,380)
Percentage Rents	2,355,213	2,319,232		35,981		—		-7.7%	-6.1%	-56.7%	N/A	2,552,808	2,469,787		83,021		—
Expense Reimbursables	32,628,133	30,665,510		1,545,701		416,922		0.8%	1.1%	6.5%	-28.2%	32,363,966	30,332,284		1,451,009		580,673
Lease Termination and Other Income	1,576,685	496,596		138,444		941,645		5807.6%	1760.7%	N/A	N/A	26,689	26,689		—		—
Other Real Estate Revenues	2,159,308	2,089,331		67,661		2,316		-6.2%	-7.2%	42.2%	-48.0%	2,302,546	2,250,524		47,572		4,450

TOTAL REAL ESTATE REVENUES	110,696,309	99,354,091	90%	8,554,072	8%	2,788,146	3%	1.9%	1.3%	1.7%	29.1%	108,632,116	98,064,269	90%	8,408,029	8%	2,159,818	2%

Operating and Maintenance	(31,171,933)	(29,709,465)		(1,123,767)		(338,701)		-3.8%	-4.0%	9.4%	-20.0%	(32,402,033)	(30,951,767)		(1,026,953)		(423,313)
Real Estate Taxes	(10,239,684)	(9,258,866)		(781,702)		(199,116)		5.1%	5.1%	7.0%	-1.1%	(9,743,121)	(8,811,174)		(730,649)		(201,298)

TOTAL PROPERTY OPERATING EXPENSES	(41,411,617)	(38,968,331)	94%	(1,905,469)	5%	(537,817)	1%	-1.7%	-2.0%	8.4%	-13.9%	(42,145,154)	(39,762,941)	94%	(1,757,602)	4%	(624,611)	1%

NET OPERATING INCOME	69,284,692	60,385,760	87%	6,648,603	10%	2,250,329	3%	4.2%	3.6%	0.0%	46.6%	66,486,962	58,301,328	88%	6,650,427	10%	1,535,207	2%

Interest Expense	(18,599,791)	(16,716,525)		(1,847,704)		(35,562)		-2.6%	-4.0%	12.8%	-3.2%	(19,091,687)	(17,417,266)		(1,637,671)		(36,750)
Depreciation & Amortization	(26,911,618)	(24,321,058)		(2,113,320)		(477,240)		1.6%	1.2%	5.3%	11.0%	(26,478,741)	(24,042,665)		(2,006,178)		(429,898)

OTHER EXPENSES	(45,511,409)	(41,037,583)		(3,961,024)		(512,802)		-0.1%	-1.0%	8.7%	9.9%	(45,570,428)	(41,459,931)		(3,643,849)		(466,648)

Gains on sales of int. in R.E.	60,536	60,536		—		—		N/A	N/A	N/A	N/A	—	—		—		—
Income before Minority Int.	23,833,819	19,408,713		2,687,579		1,737,527		13.9%	15.2%	-10.6%	62.6%	20,916,534	16,841,397		3,006,578		1,068,559

Minority Interest in Properties	(45,459)	(45,459)		—		—		-87.3%	-87.3%	N/A	N/A	(357,959)	(357,959)		—		—

NET INCOME	$23,788,360	$19,363,254	81%	$2,687,579	11%	$1,737,527	7%	15.7%	17.5%	-10.6%	62.6%	$20,558,575	$16,483,438	80%	$3,006,578	13%	$1,068,559	5%

SAME STORE COMPARISON

	Q1 05 (3 months ended 3/31/05)											Q1 04 (3 months ended 3/31/04)
	Combined TOTAL	Enclosed Mall		Power Center		Strip Center		% Change TOTAL (1)	% Change Enclosed Mall	% Change Power Center	% Change Strip Center	Combined TOTAL	Enclosed Mall		Power Center		Strip Center
Base Rents	$65,933,532	$57,864,360		$6,648,729		$1,420,443		0.1%	0.2%	-0.9%	-0.4%	$65,875,552	$57,737,584		$6,711,105		$1,426,863
Straight-Lining of Base Rents	869,663	745,287		117,556		6,820		-32.3%	-36.4%	1.9%	-345.1%	1,284,514	1,171,974		115,322		(2,782)
Percentage Rents	2,351,245	2,315,264		35,981		—		-2.4%	-0.5%	-56.7%	N/A	2,409,691	2,326,670		83,021		—
Expense Reimbursables	30,494,686	28,532,063		1,545,701		416,922		-0.4%	-0.3%	6.5%	-24.0%	30,609,386	28,609,883		1,451,009		548,494
Lease Termination	1,575,685	495,596		138,444		941,645		5803.9%	1756.9%	N/A	N/A	26,689	26,689		—		—
Other Real Estate Revenues	1,998,414	1,928,437		67,661		2,316		-6.5%	-7.5%	42.2%	-48.0%	2,137,723	2,085,701		47,572		4,450

TOTAL REAL ESTATE REVENUES	103,223,225	91,881,007	89%	8,554,072	8%	2,788,146	3%	0.9%	-0.1%	1.7%	41.0%	102,343,555	91,958,501	90%	8,408,029	8%	1,977,025	2%

Operating and Maintenance	28,477,049	27,014,581		1,123,767		338,701		-3.3%	-3.7%	9.4%	-12.0%	29,462,226	28,050,426		1,026,953		384,847
Real Estate Taxes	9,507,319	8,526,501		781,702		199,116		3.6%	3.1%	7.0%	8.3%	9,181,285	8,266,843		730,649		183,793

TOTAL PROPERTY OPERATING EXPENSES	37,984,368	35,541,082	94%	1,905,469	5%	537,817	1%	-1.7%	-2.1%	8.4%	-5.4%	38,643,511	36,317,269	94%	1,757,602	5%	568,640	1%

NET OPERATING INCOME	65,238,857	56,339,925	86%	6,648,603	10%	2,250,329	3%	2.4%	1.3%	0.0%	59.8%	63,700,044	55,641,232	87%	6,650,427	10%	1,408,385	2%

Interest Expense	(18,112,831)	(16,229,565)		(1,847,704)		(35,562)		-2.3%	-3.8%	12.8%	-3.2%	(18,536,915)	(16,862,494)		(1,637,671)		(36,750)
Depreciation & Amortization	(24,941,873)	(22,351,313)		(2,113,320)		(477,240)		-5.6%	-7.0%	5.3%	27.7%	(26,422,495)	(24,042,665)		(2,006,178)		(373,652)

OTHER EXPENSES	(43,054,704)	(38,580,878)		(3,961,024)		(512,802)		-4.2%	-5.7%	8.7%	25.0%	(44,959,410)	(40,905,159)		(3,643,849)		(410,402)

Gains on sales of int. in R.E.	60,536	60,536		—		—		N/A	N/A	N/A	N/A	—	—		—		—

Income before Minority Int.	22,244,689	17,819,583		2,687,579		1,737,527		18.7%	20.9%	-10.6%	74.1%	18,740,634	14,736,073		3,006,578		997,983

Minority Interest in Properties	(45,459)	(45,459)		—		—		-87.0%	-87.0%	N/A	N/A	(349,942)	(349,942)		—		—

NET INCOME	$22,199,230	$17,774,124	80%	$2,687,579	12%	$1,737,527	8%	20.7%	23.6%	-10.6%	74.1%	$18,390,692	$14,386,131	78%	$3,006,578	16%	$997,983	5%

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

	Q1:3/31/05	% Change	Q1:3/31/04
FUNDS FROM OPERATIONS (FFO) (1)
Net Income	$11,398,257	27.2%	$8,963,330
Dividends on preferred shares	(3,403,125)	0.0%	(3,403,125)

Net Income available to common shareholders	$7,995,132	43.8%	$5,560,205
Minority Interest in Operating Partnership-continuing operations	1,431,250	82.6%	783,938
Minority Interest in Operating Partnership-discontinued operations	21,037	-88.3%	180,440
Gains on sales of interests in real estate	(60,536)	N/A	—
Adjustments to gains on disposition of discontinued operations	—	N/A	550,000
Depreciation & Amortization: (2)
Wholly owned and consolidated partnerships	25,641,524	1.4%	25,278,876
Unconsolidated partnerships	1,150,965	6.8%	1,077,961

FFO	$36,179,372	8.2%	$33,431,420

Weighted Average Shares and O.P. Units Outstanding	40,555,612	3.4%	39,239,401

Net Income per Share (diluted)	$0.21	31.3%	$0.16

FFO per Share	$0.89	4.7%	$0.85

FUNDS AVAILABLE FOR DISTRIBUTION
FFO	$36,179,372	8.2%	$33,431,420
Adjustments:
Straight-lining of base rents	(1,035,400)	-23.3%	(1,349,222)
Recurring capital expenditures	(2,307,047)	252.4%	(654,723)
Tenant allowances	(3,007,275)	1434.7%	(195,958)
Capitalized leasing costs	(826,200)	106.6%	(400,000)
Amortization of debt premium	(4,804,207)	-1.2%	(4,864,640)
Amortization of above-and below - market lease intangibles	179,259	-12.4%	204,702

FAD	$24,378,502	-6.9%	$26,171,579

Weighted Average Shares and O.P. Units Outstanding	40,555,612	3.4%	39,239,401

FAD per Share	$0.60	-9.9%	$0.67

PAYOUT RATIOS
Dividend per Common Share	$0.54	0.0%	$0.54

Payout Ratio of Net Income per Share (basic)	257.1%	-80.4%	337.5%

Payout Ratio of FFO	60.5%	-2.8%	63.4%

Payout Ratio of FAD	89.8%	8.9%	81.0%

(1)	Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

KEY RATIOS

	Q1: 3/31/2005	Q1: 3/31/2004
Coverage Ratio (1)
Interest Coverage Ratio (EBITDA/Interest Expense)	2.85	2.81

Leverage Ratios (1)
Debt/Total Market Capitalization	48.9%	50.3%

Operating Ratios (1)
NOI/Real Estate Revenues	62.6%	61.2%

Return on Investment Ratios (1)
Total FFO/Equity Market Capitalization, net of preferred shares	2.2%	2.2%
NOI/Total Market Capitalization at Period End	2.0%	2.1%
NOI/Investment in Real Estate at Period End	2.5%	2.6%

Payout Ratios
FFO Payout Ratio (Dividend/FFO) per Share	60.5%	63.4%
FAD Payout Ratio (Dividend/FAD) per Share	89.8%	81.0%

(1)	The calculation of these ratios includes wholly owned properties, PREIT's proportionate share of partnership properties and properties classified as held for sale.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

DEBT SCHEDULE of WHOLLY OWNED PROPERTIES

Property Name	PREIT’s Ownership Interest	Total Investment to Date	PREIT’s Investment to Date (1)	PREIT’s Accumulated Depreciation	PREIT’s Depreciated Costs	PREIT’s Share of O/S Mortgage Debt and Mortgage Debt Premium	PREIT’s Share of Mortgage	PREIT’s Share of Mortgage Debt Premium	Current Mortgages Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Mortgage Debt Service	Mortgage Balance at Maturity	Date of Maturity	Notes
Retail Properties
Beaver Valley Mall	100%	$56,484,904	$56,484,904	$4,696,607	$51,788,297	$46,737,920	$46,737,920	$—	7.36%	7.36%	$3,972,402	$42,265,601	2012
Capital City (2)	100%	81,514,290	81,514,290	2,904,356	78,609,934	58,543,449	52,639,240	5,904,209	7.61%	5.50%	4,602,529	47,842,921	2012
Chambersburg Mall (2)(3)	89%	34,578,338	34,578,338	1,319,634	33,258,704	20,056,829	18,631,244	1,425,585	7.43%	4.99%	1,762,666	17,199,298	2008
Cherry Hill Mall	100%	205,129,033	205,129,033	9,503,920	195,625,113	72,780,990	70,922,136	1,858,854	10.60%	5.00%	9,132,792	70,237,549	2005
Christiana Power I	100%	39,949,871	39,949,871	5,736,807	34,213,064	—	—	—	—	—	—	—
Creekview	100%	19,073,962	19,073,962	3,085,781	15,988,181	—	—	—	—	—	—	—
Crest Plaza Shopping Center	100%	16,246,832	16,246,832	1,984,499	14,262,333	—	—	—	—	—	—	—
Crossroads Mall	100%	31,670,848	31,670,848	1,471,048	30,199,800	13,984,262	13,345,240	639,022	7.39%	5.75%	1,191,103	12,646,534	2008
Cumberland Mall	100%	53,253,618	53,253,618	183,985	53,069,633	46,522,708	43,830,136	2,692,572	6.50%	5.40%	3,413,167	38,782,131	2012
						3,813,015	3,813,015	—	5.00%	5.00%	205,512	—	2017
Dartmouth Mall	100%	57,814,781	57,814,781	11,792,974	46,021,807	68,232,019	68,232,019	—	4.95%	4.95%	4,483,668	57,594,279	2013
Echelon Mall	100%	18,487,845	18,487,845	2,214,412	16,273,433	—	—	—	—	—
Exton Square Mall	100%	143,729,680	143,729,680	7,186,988	136,542,692	104,252,336	98,213,297	6,039,039	6.95%	5.00%	8,102,242	93,034,213	2008
Festival at Exton	100%	19,052,431	19,052,431	2,669,032	16,383,399	—	—	—	—	—	—	—
Francis Scott Key Mall (3)	89%	61,102,298	61,102,298	2,293,704	58,808,594	35,099,449	32,604,676	2,494,773	7.43%	4.99%	3,084,665	30,098,771	2008
Gadsden Mall	100%	49,826,790	49,826,790	3,372	49,823,418	—	—	—	—	—	—	—
Jacksonville Mall (3)	100%	66,630,324	66,630,324	2,653,532	63,976,792	27,076,720	25,152,179	1,924,541	7.43%	4.99%	2,379,598	23,219,052	2008
Logan Valley Mall (2)(3)	100%	91,277,973	91,277,973	4,170,622	87,107,351	57,161,960	53,099,043	4,062,917	7.43%	4.99%	5,023,597	49,017,998	2008
Lycoming Mall (2)(3)	89%	55,384,836	55,384,836	2,048,565	53,336,271	35,099,450	32,604,676	2,494,774	7.43%	4.99%	3,084,664	30,098,771	2008
Magnolia Mall	100%	58,723,178	58,723,178	9,695,378	49,027,800	19,634,704	19,634,704	—	8.20%	8.20%	2,597,726	17,782,882	2007
Moorestown Mall	100%	75,183,405	75,183,405	5,822,257	69,361,148	62,627,246	62,627,246	—	4.95%	4.95%	4,115,367	52,863,321	2013
New River Valley Mall (3)	89%	30,325,138	30,325,138	1,182,049	29,143,089	17,048,305	15,836,557	1,211,748	7.43%	4.99%	1,498,266	14,619,403	2008
Nittany Mall (2)(3)	89%	39,138,059	39,138,059	1,399,617	37,738,442	30,085,244	27,946,866	2,138,378	7.43%	4.99%	2,643,998	25,798,946	2008
North Hanover Mall (2)(3)	89%	28,285,477	28,285,477	1,148,929	27,136,548	20,056,829	18,631,244	1,425,585	7.43%	4.99%	1,762,666	17,199,298	2008
Northeast Tower Center (3)	100%	33,057,468	33,057,468	3,561,597	29,495,871	17,549,725	16,302,338	1,247,387	7.43%	4.99%	1,542,332	15,049,385	2008
Northeast Tower Center-Home Depot	100%	13,578,891	13,578,891	1,629,467	11,949,424	12,500,000	12,500,000	—	7.40%	7.40%	925,000	12,500,000	2005
Orlando Fashion Square	100%	108,469,969	108,469,969	928,647	107,541,322	—	—	—	—	—	—	—	—
Palmer Park Mall	100%	32,620,929	32,620,929	6,903,685	25,717,244	17,656,797	17,656,797	—	6.77%	6.77%	1,661,220	15,674,394	2009
Patrick Henry Mall (3)	89%	107,310,889	107,310,889	3,740,024	103,570,865	50,643,494	47,043,890	3,599,604	7.43%	4.99%	4,450,730	43,428,226	2008
Paxton Towne Centre	100%	53,570,196	53,570,196	6,425,313	47,144,883	—	—	—	—	—	—	—	—
Phillipsburg Mall (3)	89%	48,711,968	48,711,968	1,868,135	46,843,833	30,085,244	27,946,866	2,138,378	7.43%	4.99%	2,643,998	25,798,946	2008
Plymouth Meeting Mall	100%	79,597,759	79,597,759	4,547,806	75,049,953	—	—	—	—	—	—	—	—
Schuylkill Mall (2)(4)	100%	8,108,358	8,108,358	—	8,108,358	17,113,872	17,113,872	—	7.25%	7.25%	N/A	N/A	2008
South Blanding Village	100%	9,504,950	9,504,950	3,444,819	6,060,131	—	—	—	—	—	—	—	—
South Mall (2)(3)	89%	26,994,451	26,994,451	1,050,648	25,943,803	15,042,622	13,973,433	1,069,189	7.43%	4.99%	1,321,999	12,899,473	2008
The Commons at Magnolia	100%	9,900,319	9,900,319	1,489,798	8,410,521	—	—	—	—	—	—	—	—
The Gallery at Market East I	100%	48,387,983	48,387,983	2,454,487	45,933,496	—	—	—	—	—	—	—	—
The Gallery at Market East II	100%	28,108,070	28,108,070	621,662	27,486,408	—	—	—	—	—	—	—	—
The Mall at Prince Georges	100%	93,036,379	93,036,379	13,444,367	79,592,012	42,538,451	41,214,949	1,323,502	8.70%	6.80%	4,134,937	39,986,536	2007
Uniontown Mall (2)(3)	89%	34,422,615	34,422,615	1,646,090	32,776,525	24,068,194	22,357,492	1,710,702	7.43%	4.99%	2,115,199	20,639,157	2008
Valley Mall	100%	86,051,656	86,051,656	3,802,991	82,248,665	—	—	—	—	—	—	—	—
Valley View Mall	100%	60,035,402	60,035,402	2,162,362	57,873,040	37,304,624	36,760,778	543,846	6.15%	5.75%	2,275,500	34,280,656	2009
Viewmont Mall (2)(3)	89%	76,522,861	76,522,861	2,609,473	73,913,388	30,085,244	27,946,866	2,138,378	7.43%	4.99%	2,643,998	25,798,946	2008
Washington Crown Center (2)	89%	42,518,113	42,518,113	2,598,771	39,919,342	—	—	—	—	—	—	—	—
Willow Grove Park	100%	174,253,134	174,253,134	12,737,354	161,515,780	110,033,960	108,145,037	1,888,923	8.39%	6.37%	10,046,933	107,307,726	2006
Wiregrass Mall (5)	100%	37,434,655	37,434,655	1,485,124	35,949,531	—	—	—	—	—	—	—	—
Wyoming Valley Mall (2)(3)	100%	90,788,317	90,788,317	3,112,725	87,675,592	57,161,962	53,099,044	4,062,918	7.43%	4.99%	5,023,597	49,017,998	2008
Westgate Anchor Pad	100%	2,920,710	2,920,710	—	2,920,710	—	—	—	—	—	—	—	—

Sub-Total Retail Properties		$2,638,769,953	$2,638,769,953	$167,433,413	$2,471,336,540	$1,200,597,624	$1,146,562,800	$54,034,824	7.36%	5.48%	$101,842,071	$1,042,682,411

Industrial Properties
ARA Services, Allentown, PA	100%	$84,610	$84,610	$81,610	$3,000	$—	$—	$—	—	—	$—	$—	—
ARA Services, Pennsauken, NJ	100%	210,473	210,473	171,218	39,255	—	—	—	—	—	—	—	—
Interstate Container Corporation	100%	1,802,271	1,802,271	1,535,165	267,106	—	—	—	—	—	—	—	—
Sears Roebuck & Co.	100%	406,857	406,857	351,478	55,379	—	—	—	—	—	—	—	—
Land held for development	100%	9,972,559	9,972,559	—	9,972,559	—	—	—	—	—	—	—	—
P&S Building	100%	1,502,711	1,502,711	—	1,502,711	—	—	—	—	—	—	—	—

Sub-Total Industrial and Land Properties		$13,979,481	$13,979,481	$2,139,471	$11,840,010	$—	$—	$—	—	—	$—	$—

TOTAL for WHOLLY OWNED PROPERTIES		$2,652,749,434	$2,652,749,434	$169,572,884	$2,483,176,550	$1,200,597,624	$1,146,562,800	$54,034,824	7.36%	5.48%	$101,842,071	$1,042,682,411

TOTAL for PARTNERSHIPS		$271,719,300	$134,216,530	$34,988,197	$99,228,333	$106,947,723	$106,947,723	$—	7.47%	7.47%	$10,205,588	$93,987,764

CORPORATE /LINE OF CREDIT						$402,000,000	$402,000,000	$—

TOTAL for WHOLLY OWNED and PARTNERSHIP PROPERTIES		$2,924,468,734	$2,786,965,964	$204,561,081	$2,582,404,883	$1,709,545,347	$1,655,510,523	$54,034,824	7.37%	5.65%	$112,047,659	$1,136,670,176

(1)	Includes development and CIP costs.

(2)	PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.

(3)	Mortgage Debt represents the properties’ allocated portion of the REMIC provided by General Electric Capital Corporation.

(4)	In December 2004, the Company completed a modification of the mortgage on Schuylkill Mall. The modification limits the monthly payments to interest plus the excess cash flow from the property after management fees, leasing commissions, and lender-approved capital expenditures. Monthly excess cash flow will accumulate throughout the year in escrow, and an annual principal payment will be made on the last day of each year from this account. All other terms of the loan remained unchanged. Due to the modification, the timing of future principal payment amounts can not be determined.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

DEBT SCHEDULE of PARTNERSHIPS

Property Name	PREIT’s Ownership Interest	Total Investment to Date	PREIT’s Investment to Date (1)	PREIT’s Accumulated Depreciation	PREIT’s Depreciated Costs	PREIT’s Share of O/S Mortgage Debt and Mortgage Debt Premuim	PREIT’s Share of Mortgage	PREIT’s Share of Mortgage Debt Premium	Current Mortgages Interest Rate	Annual Mortgage Debt Service	Mortgage Balance at Maturity	Date of Maturity	Notes
Retail Properties
Court at Oxford Valley	50%	$55,643,890	$27,821,945	$5,097,490	$22,724,455	$21,082,556	$21,082,556	$—	8.02%	$2,319,426	$15,666,965	2011
Laurel Mall	40%	31,492,980	12,597,192	5,064,016	7,533,176	9,067,294	9,067,294	—	6.00%	661,904	7,819,521	2013
Lehigh Valley Mall	50%	33,581,996	16,790,998	9,837,561	6,953,437	22,879,523	22,879,523	—	7.90%	2,479,260	21,750,439	2006
Metroplex Shopping Center	50%	83,905,440	41,952,720	6,414,396	35,538,324	31,715,257	31,715,257	—	7.25%	2,680,953	28,784,676	2011
Red Rose Commons	50%	23,883,374	11,941,687	1,738,480	10,203,207	13,565,842	13,565,842	—	7.66%	1,220,048	12,425,422	2009
Springfield Park I&II	50%	13,291,878	6,645,939	723,598	5,922,341	1,773,090	1,773,090	—	7.79%	202,561	1,411,804	2010
Whitehall Mall	50%	29,919,742	14,959,871	6,112,656	8,847,215	6,864,161	6,864,161	—	6.77%	641,436	6,128,937	2008

Sub-Total Retail Properties		$271,719,300	$132,710,352	$34,988,197	$97,722,155	$106,947,723	$106,947,723	$—	7.47%	$10,205,588	$93,987,764

Construction in Progress/Development
Pavilion at Market East	50%	N/A	$1,506,178	$—	$1,506,178	$—	$—	$—	—	$—	$—

Sub-Total Properties Under Development		$—	$1,506,178	$—	$1,506,178	$—	$—	$—	$—	$—	$—

TOTAL for PARTNERSHIPS		$271,719,300	$134,216,530	$34,988,197	$99,228,333	$106,947,723	$106,947,723	$—	7.47%	$10,205,588	$93,987,764

(1)	Includes development and CIP costs.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

DEBT ANALYSIS

Outstanding Debt (1)

	Fixed Rate	% of Total Indebtedness	Floating Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Wholly Owned
Mortgage Notes Payable	$1,200,597,624	70.2%	$—	0.0%	$1,200,597,624	70.2%
Partnerships (at PREIT’s share)
Mortgage Notes Payable	106,947,723	6.3%	—	0.0%	106,947,723	6.3%
Corporate
Revolving Line of Credit	—	0.0%	402,000,000	23.5%	402,000,000	23.5%

TOTAL OUTSTANDING DEBT	1,307,545,347		402,000,000		1,709,545,347
SWAP	—		—		—

TOTAL DEBT AFTER HEDGE	$1,307,545,347	76.5%	$402,000,000	23.5%	$1,709,545,347	100.0%

(1)	Includes mark to market of debt.

OUTSTANDING PRINCIPAL BALANCE

Weighted Average Interest Rates

	Principal Balance	Weighted Average Interest Rate
Fixed Rate Debt	$1,253,510,523	7.37%
Mortgage Debt Premium	54,034,824	N/A
Floating Rate Debt	402,000,000	3.84%

TOTAL	$1,709,545,347	6.51%

Mortgage Maturity Schedule (1)

Year	Mortgage Balance at Maturity	% of Debt Expiring	Cumulative % of Debt Expiring
2005	82,737,549	7.3%	7.3%
2006	129,058,165	11.4%	18.6%
2007	57,769,418	5.1%	23.7%
2008	511,693,352	45.0%	68.7%
2009	62,380,472	5.5%	74.2%
2010	1,411,804	0.1%	74.3%
2011	44,451,641	3.9%	78.3%
2012	128,890,653	11.3%	89.6%
2013	118,277,121	10.4%	100.0%
Thereafter	—	—	100.0%

	$1,136,670,176	100.0%

(1)	The average period to mortgage maturity is 4.6 years.

Interest Rate Hedging Instruments

	Nominal Amount	Interest Rate Limit	Expiration Date		Nominal Amount	Fixed Rate in Agreement	Floating Rate in Agreement	Expiration Date
CAP	None			SWAP	None

Average Debt Balance

		Mortgage Debt (1)	Line of Credit & Bank Loans	REMIC	TOTAL
Beginning Balance	12/31/2004	$855,172,160	$271,000,000	$470,954,840	$1,597,127,090
Acquisition - Cumberland Mall	2/1/2005	50,482,632	—	—	50,482,632
Repay Cherry Hill Second Mortgage	2/24/2005	(58,791,727)	55,000,000	—	(3,791,727)
Working Capital	3/15/2005	—	16,000,000	—	16,000,000
Acquisition - Gadsden Mall	3/31/2005	—	60,000,000	—	60,000,000
Debt Amortization (2)	3/31/2005	(5,638,989)	—	(4,633,569)	(10,272,558)

Ending Balance	3/31/2005	$841,224,076	$402,000,000	$466,321,271	$1,709,545,347
Weighted Average Balance		$864,841,962	$295,233,333	$470,954,840	$1,631,030,136

(1)	Includes mark to market of debt.

(2)	Includes the amortization of debt premium.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

DEBT RATIOS(1)

	3/31/2005	3/31/2004
Total Liabilities to Gross Asset Value
Ratio of Total Liabilities(2) to Gross Asset Value(3)(4) less than or equal to 0.65 to 1.00.
Total Liabilities	$1,739,994,583	$1,591,458,512
Gross Asset Value	$3,577,411,421	$3,069,112,852
Ratio	48.64%	51.85%

EBITDA to Interest Expense
Ratio of EBITDA(5) to Interest Expense(6) greater than or equal to 1.90 to 1.00.
EBITDA	$250,005,657	$156,686,342
Interest Expense	$105,414,122	$72,664,165
Ratio	2.37	2.16

Adjusted EBITDA to Fixed Charges
Ratio of Adjusted EBITDA(7) to Fixed Charges(8) greater than or equal to 1.50 to 1.00.
Adjusted EBITDA	$248,583,497	$155,387,729
Fixed Charges	$141,899,271	$89,109,893
Ratio	1.75	1.74

Secured Indebtedness to Gross Asset Value
Ratio of Secured Indebtedness(9) to Gross Asset Value(3) (4) less than or equal to 0.60 to 1.00.
Secured Indebtedness	$1,253,510,523	$1,315,690,169
Gross Asset Value	$3,577,411,421	$3,069,112,852
Ratio	35.04%	42.87%

(1)	Debt ratios are based on loan covenants included in the Trust's Credit Facility, led by Wells Fargo Bank National Association, which was effective as of November 20, 2003 and as amended on January 31, 2005.

(2)	Total Liabilities defined as: Total PREIT consolidated GAAP liabilities plus certain letters of credit and other off balance sheet liabilities.

(3)	For the 3/31/2004 calculation Gross Asset Value was defined as: The sum of (i) Adjusted NOI for all Properties of PREIT, its subsidiaries and unconsolidated affiliates (excluding adjusted NOI for development and major redevelopment Property and the non-core properties) for the previous rolling four quarter period, capitalized at 9.00%, plus (ii) cash and cash equivalents plus (iii) all accounts receivable net of reserves plus (iv) book value of Property upon which construction is in progress and land held for development plus (v) development costs plus (vi) adjusted NOI for major redevelopment Property for the recent fiscal quarter (excluding those acquired or disposed of during such quarter) multiplied by 4 and capitalized at 9.00% plus (vii) redevelopment and predevelopment costs plus (viii) the purchase price of Property purchased in the last 2 fiscal quarters (excluding Crown properties) plus (ix) greater of PREIT's: (a) ownership share or (b) recourse share of book value of construction in progress of unconsolidated affiliates plus (x) purchase price of Property by PREIT and its subsidiaries subject to purchase obligations, purchase obligations, forward commitments and unfunded obligations plus (xi) adjusted NOI for all non-core properties for the previous rolling four quarters capitalized at 11.00%. Capitalized terms used in this footnote shall have the meanings ascribed to such terms in the Credit Agreement.

(4)	For the 3/31/2005 calculation Gross Asset Value is defined as: The sum of (i) Adjusted NOI for all Properties of PREIT, its subsidiaries and unconsolidated affiliates (excluding adjusted NOI for development and major redevelopment Property) for the previous rolling four quarter period, capitalized at 8.25%, plus (ii) cash and cash equivalents plus (iii) all accounts receivable net of reserves plus (iv) book value of Property upon which construction is in progress and land held for development plus (v) development costs plus (vi) adjusted NOI for major redevelopment Properties for the recent fiscal quarter (excluding those acquired or disposed of during such quarter) multiplied by 4 and capitalized at 8.25% plus (vii) redevelopment and predevelopment costs plus (viii) the purchase price of Property purchased in the last 2 fiscal quarters plus (ix) greater of PREIT’s: (a) ownership share or (b) recourse share of book value of construction in progress of unconsolidated affiliates plus (x) purchase price of Property by PREIT and its subsidiaries subject to purchase obligations, purchase obligations, forward commitments and unfunded obligations. Capitalized terms used in this footnote shall have the meanings ascribed to such terms in the Credit Agreement.

(5)	EBITDA defined as: Rolling four quarters of net earnings (loss) of the Trust before minority interests and distributions to holders of Preferred Stock, plus the sum of (i) depreciation and amortization expense and other non-cash charges, plus (ii) interest expense, plus (iii) all provisions for income taxes, minus (plus) (iv) extraordinary gains (losses), plus (v) the greater of (a) ownership share or (b) recourse share of EBITDA of unconsolidated affiliates.

(6)	Interest Expense defined as: All paid, accrued or capitalized interest expense excluding capitalized interest funded from construction loans plus the greater of (a) ownership share or (b) recourse share of all paid, accrued or capitalized interest expense of unconsolidated affliliates.

(7)	Adjusted EBITDA defined as: EBITDA plus ground rent payments minus the Reserve for Replacements for all Properties.

(8)	Fixed Charges defined as: Interest Expense plus regularly scheduled principal payments on Indebtedness other than any balloon, bullet or similar principal payment on any Indebtedness plus preferred dividends payments plus ground rent payments.

(9)	Secured Indebtedness defined as: (a) Aggregated principal amount of all Indebtedness that is secured by any Lien and (b) Indebtedness under a Guaranty of the Secured Indebtedness of another.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

PORTFOLIO SUMMARY– –RETAIL

(Sorted by State)

Retail Properties (1)	City	State	Property Subtype	Management Status	Property Status	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation	Owned GLA (anchors)	Owned GLA (non- anchors)	TOTAL Owned GLA	Space Not Owned (Name/GLA)		TOTAL Property GLA	Anchors / Majors Tenants	Lease Expiration
Wiregrass Commons	Dothan	AL	Enclosed Mall	PREIT	Existing	100%	2003	1986/1999	6	—	229,713	229,713	Dillard’s JC Penney McRaes Parisian	403,163	632,876	Dillard’s JC Penney McRaes Parisian	1/31/37 5/30/14 1/31/37 1/31/37
Gadsden Mall	Gadsden	AL	Enclosed Mall	PREIT	New	100%	2005	1974/1990	15	274,060	203,369	477,429			477,429	Belk McRae’s Sears	2/19/11 7/31/14 3/5/09
Christiana Power Center I	Newark	DE	Power Center	PREIT	Existing	100%	1998	1998	7	190,814	111,595	302,409		—	302,409	Costco Dick’s Sporting Gds	1/31/19 11/30/13
South Blanding Village	Jacksonville	FL	Strip Center	PREIT	Existing	100%	1988/1990	1986	19	73,921	32,736	106,657		—	106,657	Staples Food Lion	9/30/08 7/31/08
Orlando Fashion Square	Orlando	FL	Enclosed Mall	PREIT	New	100%	2004	1973/2003	2	491,999	394,288	886,287	Sears	155,576	1,041,863	Burdines-Macy’s Dillard’s JC Penney Sears	10/31/71 1/31/14 4/30/13 N/A
Francis Scott Key Mall (2)	Frederick	MD	Enclosed Mall	PREIT	Existing	89%	2003	1978/1991	14	291,620	274,583	566,203	Hecht’s	139,333	705,536	Hecht’s Sears JC Penney Value City	N/A 7/31/08 5/31/06 6/30/10
Valley Mall	Hagerstown	MD	Enclosed Mall	PREIT	Existing	100%	2003	1974/1999	6	294,348	356,960	651,308	Sears Hecht’s	243,400	894,708	Sears JC Penney Bon-Ton Hecht’s	4/14/44 10/3/09 1/31/14 10/23/49
The Mall at Prince Georges	Hyattsville	MD	Enclosed Mall	PREIT	Existing	100%	1998	1959/2004	0	479,619	347,371	826,990		—	826,990	JC Penney Hecht’s Target	7/31/06 10/31/08 1/31/10
Dartmouth Mall	Dartmouth	MA	Enclosed Mall	PREIT	Existing	100%	1997	1971/2000	5	208,460	322,032	530,492	Filene’s	140,000	670,492	JC Penney Sears Filene’s	7/31/09 4/12/06 N/A
Cherry Hill Mall	Cherry Hill	NJ	Enclosed Mall	PREIT	Existing	100%	2003	1961/1990	15	—	532,109	532,109	JC Penney Macy’s Strawbridge’s	740,770	1,272,879	JC Penney Macy’s Strawbridge’s	N/A N/A N/A
Moorestown Mall	Moorestown	NJ	Enclosed Mall	PREIT	Existing	100%	2003	1963/2000	5	408,356	328,052	736,408	Lord & Taylor Strawbridge’s	321,200	1,057,608	Boscov’s Lord & Taylor Sears Strawbridge’s	10/31/10 N/A 10/5/22 N/A
Phillipsburg Mall	Phillipsburg	NJ	Enclosed Mall	PREIT	Existing	89%	2003	1989/2003	2	326,170	242,733	568,903		—	568,903	Bon-Ton JC Penney Sears Kohl’s	1/31/10 3/31/10 4/30/09 1/31/25
Cumberland Mall	Vineland	NJ	Enclosed Mall	PREIT	New	100%	2005	1973/2003	2	438,894	364,810	803,704	BJ’s	117,889	921,593	Boscov’s Home Depot JC Penney Value City	10/31/95 10/31/19 11/30/08 7/31/08
Echelon Mall	Voorhees	NJ	Enclosed Mall	PREIT	Existing	100%	2003	1970/1998	7	310,840	415,148	725,988	Boscov’s Strawbridge’s	396,783	1,122,771	Boscov’s Strawbridge’s	N/A N/A
Jacksonville Mall	Jacksonville	NC	Enclosed Mall	PREIT	Existing	100%	2003	1981/1998	7	242,115	231,782	473,897		—	473,897	Belk JC Penney Sears	8/21/11 8/31/10 8/4/11
Crest Plaza Shopping Center	Allentown	PA	Strip Center	PREIT	Existing	100%	1964	1959/2003	2	53,445	60,826	114,271	Target	143,130	257,401	Weis Market Target	1/31/07 N/A
Lehigh Valley Mall	Allentown	PA	Enclosed Mall	Third Party	Existing	50%	1973	1977/1996	9	212,000	463,375	675,375	JC Penney Strawbridge’s Firestone	371,986	1,047,361	Macy’s JC Penney Strawbridge’s	7/31/12 N/A N/A
South Mall (2)	Allentown	PA	Enclosed Mall	PREIT	Existing	89%	2003	1975/1992	13	188,858	214,884	403,742		—	403,742	Bon-Ton Stein Mart Steve & Barry’s	1/28/11 10/31/06 1/31/11
Whitehall Mall	Allentown	PA	Power Center	Third Party	Existing	50%	1964	1964/1998	7	294,635	231,727	526,362		—	526,362	Kohl’s Sears Bed, Bath & Beyond	3/9/07 9/18/11 1/31/10
Logan Valley Mall (2)	Altoona	PA	Enclosed Mall	PREIT	Existing	100%	2003	1960/1997	8	454,387	327,248	781,635		—	781,635	JC Penney Kaufmann’s Sears	6/30/17 1/31/10 10/31/16
Capital City Mall (2)	Camp Hill	PA	Enclosed Mall	PREIT	Existing	100%	2003	1974/1998	7	204,301	284,036	488,337	Hecht’s	120,000	608,337	JC Penney Hecht’s Sears	11/30/10 N/A 7/28/09
Chambersburg Mall (2)	Chambersburg	PA	Enclosed Mall	PREIT	Existing	89%	2003	1982	23	241,690	212,251	453,941		—	453,941	Bon-Ton JC Penney Sears Value City	1/28/11 3/31/12 2/9/10 2/28/07
Palmer Park Mall	Easton	PA	Enclosed Mall	PREIT	Existing	100%	1972/2003	1972/1998	7	314,235	131,775	446,010		—	446,010	Bon-Ton Boscov’s	7/25/14 10/31/18

PAGE 17A

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

PORTFOLIO SUMMARY– –RETAIL

(Sorted by State)

Retail Properties (1)	City	State	Property Subtype	Management Status	Property Status	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation	Owned GLA (anchors)	Owned GLA (non- anchors)	TOTAL Owned GLA	Space Not Owned (Name/GLA)		TOTAL Property GLA	Anchors / Majors Tenants	Lease Expiration
Exton Square Mall	Exton	PA	Enclosed Mall	PREIT	Existing	100%	2003	1973/2000	5	440,301	369,678	809,979	Strawbridge’s K-Mart	277,468	1,087,447	Boscov’s JC Penney K-Mart Sears Strawbridge’s	10/31/19 5/31/20 N/A 1/31/20 N/A
Festival at Exton	Exton	PA	Strip Center	PREIT	Existing	100%	1998	1991	14	60,425	84,618	145,043		—	145,043	Sears Hardware	8/18/2005
North Hanover Mall (2)	Hanover	PA	Enclosed Mall	PREIT	Existing	89%	2003	1967/1999	6	288,177	165,734	453,911		—	453,911	Bon-Ton JC Penney Black Rose Antiques Sears	1/31/06 1/31/11 N/A 11/30/09
Paxton Towne Centre	Harrisburg	PA	Power Center	PREIT	Existing	100%	1999	2001	4	151,627	292,856	444,483	Target Costco	273,058	717,541	Target Kohl’s Weis Markets Costco	N/A 1/25/21 11/30/20 N/A
Laurel Mall (3)	Hazleton	PA	Enclosed Mall	Third Party	Existing	40%	1988	1973/1995	10	350,323	209,200	559,523		—	559,523	Boscov’s K-Mart JC Penney	4/30/08 8/31/19 10/31/09
Red Rose Commons	Lancaster	PA	Power Center	Third Party	Existing	50%	1998	1998	7	—	263,452	263,452	Weis Markets Home Depot	199,590	463,042	Weis Markets Home Depot	N/A N/A
The Court at Oxford Valley	Langhorne	PA	Power Center	Third Party	Existing	50%	1997	1996	9	176,831	280,032	456,863	Home Depot BJ’s	247,623	704,486	Best Buy Dick’s Sporting Gds Linens N Things	12/31/11 4/15/11 2/14/17
Beaver Valley Mall	Monaca	PA	Enclosed Mall	PREIT	Existing	100%	2002	1970/1991	14	511,267	444,570	955,837	Kaufmann’s	204,770	1,160,607	Boscov’s JC Penney Sears Kaufmann’s	9/30/18 9/30/17 8/15/06 N/A
Lycoming Mall (2)	Pennsdale	PA	Enclosed Mall	PREIT	Existing	89%	2003	1978/1990	15	321,441	341,551	662,992	Kaufmann’s	120,000	782,992	Bon-Ton JC Penney Kaufman’s Sears Value City	7/31/06 10/31/05 N/A 7/31/08 7/31/08
Northeast Tower Center	Philadelphia	PA	Power Center	PREIT	Existing	100%	1998/1999	1997/1998	7	256,021	182,521	438,542	Raymour & Flanigan	38,678	477,220	Home Depot Petsmart Wal-Mart	9/30/10 2/28/12 1/31/14
The Gallery at Market East I (4)	Philadelphia	PA	Enclosed Mall	PREIT	Existing	100%	2003	1977/1990	15		193,805	193,805		—	193,805	K-Mart Strawbridge’s	N/A N/A
The Gallery at Market East II (4)	Philadelphia	PA	Enclosed Mall	PREIT	New	100%	2004	1984	21	127,271	194,483	321,754		—	321,754	Burlington Coat Factory	2/28/2032
Plymouth Meeting Mall	Plymouth Meeting	PA	Enclosed Mall	PREIT	Existing	100%	2003	1966/1999	6	345,000	413,529	758,529	Strawbridge’s	214,635	973,164	AMC Theater Boscov’s Strawbridge’s	12/31/18 10/31/16 N/A
Metroplex Shopping Center	Plymouth Meeting	PA	Power Center	Third Party	Existing	50%	1999	2001	4	67,185	410,276	477,461	Target Lowe’s	300,729	778,190	Target Lowe’s Giant	N/A N/A 2/28/21
Viewmont Mall (2)	Scranton	PA	Enclosed Mall	PREIT	Existing	89%	2003	1968/1996	9	386,262	237,011	623,273	Kaufmann’s	120,000	743,273	JC Penney Sears Kaufmann’s	10/31/10 12/31/05 N/A
Springfield Park I & II	Springfield	PA	Strip Center	PREIT	Existing	50%	1997/1998	1997/1998	7	83,539	43,432	126,971	Target	145,669	272,640	Target Bed, Bath & Beyond LA Fitness	N/A 1/31/09 3/31/17
Nittany Mall (2)	State College	PA	Enclosed Mall	PREIT	Existing	89%	2003	1968/1990	15	221,462	215,544	437,006	Kaufmann’s	95,000	532,006	Bon-Ton JC Penney Kaufmann’s Sears	1/31/08 7/31/10 N/A 8/31/10
Uniontown Mall (2)	Uniontown	PA	Enclosed Mall	PREIT	Existing	89%	2003	1972/1990	15	421,378	276,674	698,052		—	698,052	Bon-Ton JC Penney Roomful Express Furn. Sears Teletech Customer Care Value City	1/31/06 10/31/10 3/26/10 2/25/08 6/28/08 7/31/07
Creekview Shopping Center	Warrington	PA	Power Center	PREIT	Existing	100%	1999	2001	4	—	136,086	136,086	Target Lowe’s	288,916	425,002	Target Lowe’s Genuardi’s	N/A N/A 12/31/21

PAGE 17B

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

PORTFOLIO SUMMARY– –RETAIL

(Sorted by State)

Retail Properties (1)	City	State	Property Subtype	Management Status	Property Status	Owne- rship Interest	Date Acquired	Year Built/ Last Renovated	Years Since Reno- vation	Owned GLA (anchors)	Owned GLA (non- anchors)	TOTAL Owned GLA	Space Not Owned (Name/ GLA)		TOTAL Property GLA	Anchors / Majors Tenants	Lease Expiration
Washington Crown Center (2)	Washington	PA	Enclosed Mall	PREIT	Existing	89%	2003	1969/1999	6	245,401	288,175	533,576	Kaufmann’s	140,095	673,671	Sears Bon-Ton Gander Kaufmann’s	8/17/09 1/31/10 7/24/13 N/A
Wyoming Valley Mall (2)	Wilkes-Barre	PA	Enclosed Mall	PREIT	Existing	100%	2003	1974/1995	10	592,110	319,531	911,641		—	911,641	Bon-Ton JC Penney Sears Kaufmann’s	1/31/07 1/31/07 8/1/06 1/31/07
Willow Grove Park	Willow Grove	PA	Enclosed Mall	PREIT	Existing	100%	2000/2003	1982/2001	4	225,000	338,454	563,454	Sears Bloomingdale’s Strawbridge’s	641,861	1,205,315	Sears Bloomingdale’s Strawbridge’s Macy’s	N/A N/A N/A 1/31/22
Magnolia Mall	Florence	SC	Enclosed Mall	PREIT	Existing	100%	1997	1979/1992	12	343,118	221,706	564,824		—	564,824	Belk Best Buy JC Penney Sears	1/31/06 1/31/13 3/31/07 10/16/09
The Commons at Magnolia	Florence	SC	Strip Center	PREIT	Existing	100%	1999	1991/2002	3	51,574	52,915	104,489	Target	126,200	230,689	Goody’s Target	5/31/12 N/A
New River Valley Mall	Christiansburg	VA	Enclosed Mall	PREIT	Existing	89%	2003	1988	17	240,306	187,849	428,155		—	428,155	Belk JC Penney Sears	4/19/08 3/31/08 8/2/08
Patrick Henry Mall	Newport News	VA	Enclosed Mall	PREIT	Existing	89%	2003	1988/1999	6	267,175	232,620	499,795	Hecht’s	140,000	639,795	Dillard’s JC Penney Hecht’s	4/30/08 10/31/15 N/A
Crossroads Mall	Beckley	WV	Enclosed Mall	PREIT	Existing	100%	2003	1981	24	256,248	191,979	448,227		—	448,227	Sears JC Penney Belk	3/31/11 12/31/06 11/4/08
Valley View Mall	La Crosse	WI	Enclosed Mall	PREIT	Existing	100%	2003	1980/2001	4	96,357	235,782	332,139	Herberger’s Marshall Fields Sears	254,596	586,735	JC Penney Herberger’s Marshall Fields Sears	7/31/10 N/A N/A N/A
Properties Held For Sale
Schuylkill Mall (2)	Frackville	PA	Enclosed Mall	PREIT	Existing	100%	2003	1980/1991	14	346,990	318,761	665,751	Bon-Ton	60,916	726,667	K-Mart Sears Bon-Ton Black Diamond Antiques	10/31/10 10/31/10 N/A 12/31/04
TOTAL ASSETS HELD FOR SALE										346,990	318,761	665,751	—	60,916	726,667
TOTAL CONTINUING PROPERTIES										12,520,566	13,137,466	25,658,032	—	7,122,118	32,780,150
TOTAL WHOLLY OWNED										11,683,043	11,554,733	23,237,776		5,917,437	29,155,213
TOTAL PARTERSHIP										1,184,513	1,901,494	3,086,007		1,265,597	4,351,604
TOTAL FOR Wholly Owned and Partnerships										12,867,556	13,456,227	26,323,783		7,183,034	33,506,817
AVERAGE FOR Wholly Owned and Partnerships									9.31

Summary of Properties for Wholly Owned and Partnership Properties

Enclosed Mall	PREIT Managed	Existing	Wholly owned
38	45	48	44
Power Center	Third Party Managed	New	Joint Venture
8	6	3	7
Strip Center
5

51	51	51	51

Summary of Total Owned GLA for Wholly Owned and

Partnerships Properties

Enclosed Mall	PREIT Managed	Existing	Wholly Owned	Top 5 assets as a percentage of Total
22,680,694	23,364,747	23,834,609	23,237,776	16.9%
Power Center	Third Party Managed	New	Partnerships	Top asset as a percentage of Total Owned GLA:
3,045,658	2,959,036	2,489,174	3,086,007	3.6%
Strip Center		Redevelopment
597,431		—

26,323,783	26,323,783	26,323,783	26,323,783

(1)	Does not include Westgate Anchor pad in Bethlehem, PA of 108,100 sf leased for Bon-Ton with expiration date of 11/23/2010

(2)	PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.

(3)	In February, 2005 PREIT announced that it signed an agreement to sell its interest in Laurel Mall.

(4)	The Gallery at Market East I & The Gallery at Market East II were counted as one property.

21

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

QUARTERLY ACTIVITY

Property Acquisitions/Dispositions Summary

Name of Project, Location		Square Feet/Units/ Acres	Ownership Interest	Date or Expected Date Acquired, Completed, or Sold	Total Cost or Price	PREIT’s Cost or Price	Expected NOI Cap (1)	Major Tenants
Acquisitions:
Gadsden Mall, Gadsden, Alabama	square feet	477,429	100%	1Q05	$58,800,000	$58,800,000	8.5%	Sears, McRae’s, Belk
Cumberland Mall, Vineland, New Jersey		921,593	100%	1Q05	59,500,000	59,500,000	10.2%	Boscov’s, JC Penney, Value City

TOTAL ACQUISITIONS	square feet	1,399,022			$118,300,000	$118,300,000
Pending Acquisitions:
None	square feet	—			$—	$—

TOTAL PENDING ACQUISITIONS	square feet	—			$—	$—
Divestitures
Parcel of Land - Wiregrass Common	Acres	0.2			$60,536	$60,536

TOTAL DIVESTITURES	Acres	0.2			$60,536	$60,536
Pending Divestitures:
Laurel Mall, Hazleton, Pennsylvania	square feet	559,523	40%	2Q05	$33,500,000	$13,500,000	10.0%	Boscov’s, K-Mart, JC Penney
Schuylkill Mall, Frackville, Pennsylvania		726,667	100%	N/A	N/A	N/A	N/A	K-Mart, Sears, Bon-Ton

TOTAL PENDING DIVESTITURES	square feet	1,286,190			$33,500,000	$13,500,000

(1)	Expected NOI Cap is defined as PREIT’s share of NOI in the year of stabilization divided by PREIT’s share of the investment, except in the case of partner buyout.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

Development Activity

NAME OF PROJECT	LOCATION	PROPERTY TYPE	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	TOTAL PROJECTED COST (1)	PREIT’s SHARE OF COST	PREIT’s SHARE OF INVESTMENT TO DATE	EXPECTED STABILIZED NOI CAP	CONST START DATE	DATE OF INITIAL OCCUPANCY
Christiana Power Center (Phase II) (2)	Newark, DE	Power Center	355,670	N/A	N/A	$4,734,707	N/A	N/A	N/A
Lacey	Ocean County, NJ	Power Center	273,111	34,650,874	25,650,874	3,781,215	10.2%	3Q05	3Q06
New Garden (5)	New Garden Twp, PA	Power Center	404,614	42,580,062	27,830,062	1,612,743	8.5%	3Q06	1Q07
Valley View Downs	South Beaver Twp, PA	Land	300,000	N/A	10,000,000	1,064,397	(4)	2Q06	2Q08
Pavilion at Market East (6)	Philadelphia, PA	Land	N/A	N/A	N/A	1,506,178	N/A	N/A	N/A

Total Development Activity			1,333,395	$77,230,936	$63,480,936	$12,699,240	9.3%

NAME OF PROJECT	EXPECTED DATE OF COMPLETION		STABILIZED OPERATIONS DATE	STATUS	% COMP.	% LEASED	% OCCUPIED	ANCHORS	PREIT’s SHARE
Christiana Power Center (Phase II) (2)	N/A		N/A	Development	N/A	0%	0%		100%
Lacey	4Q06	(3)	2Q07	Development	11%	48%	0%	Home Depot	100%
New Garden (5)	1Q08		2Q08	Development	5%	32%	0%	Home Depot, Supermarket	100%
Valley View Downs	2Q08		2Q08	Development	10%	N/A	0%	Valley View Downs	N/A
Pavilion at Market East (6)	N/A		N/A	Construction	N/A	N/A	N/A	TBD	50%
Total Development Activity

(1)	GLA & total project cost include tenants that purchased their respective land; therefore, the % leased & occupied will also include these tenants.

(2)	On April 28, 2004, the Supreme Court of the State of Delaware affirmed a Court of Chancery determination that the Delaware Department of Transportation violated the terms of a 1992 Settlement Agreement pertaining to the development of the Company’s Christiana Phase II project. The Company owns a 50% interest in this planned approximately 356,000 square foot power center project located in Newark, Delaware adjacent to the Company’s Christiana Power Center I. Under the terms of the Supreme Court decision the matter has been remitted to the Superior Court of the State of Delaware for a determination of the damages to which the Company is entitled. The Company is unable to predict the outcome of this proceeding.

(3)	Home Depot is expected to open in 3Q06 with the balance of the Shopping Center to open during the 4Q06.

(4)	On October 7, 2004, PREIT filed a Current Report on Form 8-K to report that it had entered into a binding memorandum of understanding with Valley View Downs, LP and Centaur Pennsylvania, LLC which contemplates that PREIT will manage the development of a harness racetrack and a casino accommodating up to 3,000 slot machines on an approximately 218 acre property located 35 miles northwest of Pittsburgh, Pennsylvania. Until three months following the commencement of Alternative Gaming operations at the Property (the “Payment Commencement Date”), rent will accrue at 10% per year on the aggregate payments made by PREIT to the Partnership and in respect of Acquisition Costs. Beginning at the Payment Commencement Date, rental payments to PREIT will be $3 million per year for each of the first two years following the Payment Commencement Date, $4 million for the third year thereafter, $5 million for the fourth year thereafter, and for the remainder of the term of the Lease, as the term may be extended, $5 million per year, subject to annual adjustments for the fifth and subsequent years based upon increases in the consumer price index. A pro rata portion of the rent accrued prior to the Payment Commencement Date will be paid in monthly installments over the 117 months following the Payment Commencement Date.

(5)	The New Garden project has received conditional use approval of a development project which includes a 400,000 sf shopping center. The proposed shopping center would occupy two separate parcels of land, one of which is under contract, the second is under negotiation to be acquired. Should we be unable to acquire the second parcel, PREIT could develop a smaller shopping center.

(6)	The Company’s original development plans for the Pavilion at Market East are under review. The Company retains a 50% interest in the partnership.

Redevelopment Activity (1)

NAME OF PROJECT	LOCATION	PROPERTY TYPE	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	TOTAL PROJECTED COST (1)	PREIT’s SHARE OF COST	PREIT’s SHARE OF INVESTMENT TO DATE	EXPECTED STABILIZED NOI CAP	CONST START DATE	DATE OF INITIAL OCCUPANCY
Echelon Mall (2)	Voorhees, NJ	Enclosed Mall	1,187,631	N/A	$13,500,000	$1,779,992	11.0%	N/A	N/A
Capital City	Camp Hill, PA	Enclosed Mall	636,000	11,319,400	11,319,400	406,370	11.1%	1Q05	3Q05
New River Valley	Christiansburg, VA	Enclosed Mall	442,133	11,232,000	11,232,000	46,505	10.4%	3Q05	1Q06
Patrick Henry Mall (3)	Newport News, VA	Enclosed Mall	712,371	25,700,000	25,700,000	525,956	10.0%	1Q05	4Q05

Total Redevelopment Activity			2,978,135	$48,251,400	$61,751,400	$2,758,823	10.5%

NAME OF PROJECT	EXPECTED DATE OF COMPLETION	STABILIZED OPERATIONS DATE	STATUS	% COMP.	% LEASED	% OCCUPIED	ANCHORS	PREIT’s SHARE
Echelon Mall (2)	N/A	N/A		13%	0%	0%	Wal-Mart	100%
Capital City	1Q06	1Q06		4%	0%	0%	Food Court	100%
New River Valley	1Q06	1Q06		0%	0%	0%	Regal Cinema	100%
Patrick Henry Mall (3)	1Q06	1Q06		0%	49%	0%	Dick’s Sporting Goods, Borders	100%
Total Redevelopment Activity

(1)	GLA and total project cost include tenants that purchased their respective land; therefore, the % leased and occupied will also include these tenants.

(2)	The timing is not estimable due to a delay in the entitlement process. Wal-Mart committed to the redevelopment plans at Echelon Mall. See PREIT’s press release from 7/14/04.

(3)	Dick’s Sporting Goods committed to the redevelopment plans at Patrick Henry Mall. See PREIT’s press release from 8/05/04.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

Top Twenty Tenants (by PREIT’s share of Annualized Base Rent)

	Number of Stores			GLA of Stores			Annualized Base Rent	PREIT’s share of Annualized Base Rent (2)		Percent of PREIT’s Total Retail Base Rent
Tenant	Fixed Rent	Percentage Rent In Lieu of Fixed Rent or Common Area Costs (1)	Total	Fixed Rent	Percentage Rent In Lieu of Fixed Rent or Common Area Costs (1)	Total
Gap, Inc./Old Navy	56	1	57	681,747	8,850	690,597	$13,139,246	$12,587,716		4.44%
The Limited Stores, Inc.	84	17	101	510,289	58,391	568,680	11,716,859	11,233,977		3.96%
Footlocker, Inc.	77	3	80	409,000	6,732	415,732	7,713,883	7,491,947		2.64%
JC Penney	24	4	28	2,345,449	549,789	2,895,238	7,317,825	7,186,720		2.53%
Sears	27	3	30	2,835,857	412,236	3,248,093	5,910,142	5,750,676		2.03%
Zales	87	0	87	72,276	—	72,276	5,416,469	5,202,814		1.83%
Hallmark Cards, Inc.	59	2	61	206,894	8,482	215,376	4,709,815	4,574,780		1.61%
Sterling Jewelers, Inc. (Kay Jewelers)	42	0	42	58,406	—	58,406	4,016,248	3,828,748		1.35%
American Eagle Outfitters	30	2	32	147,744	8,813	156,557	3,609,409	3,475,831		1.22%
Borders	32	0	32	182,371	—	182,371	3,485,256	3,292,117		1.16%
Trans World Entertainment	30	1	31	152,899	—	152,899	3,277,839	3,190,961		1.12%
Regis Corp.	89	0	89	104,593	—	104,593	3,110,192	3,053,608		1.08%
Bon-Ton	15	1	16	1,076,082	60,916	1,136,998	2,939,119	2,939,119		1.04%
Boscov’s	6	2	8	1,130,706	333,341	1,464,047	3,137,573	2,695,973		0.95%
Finish Line	25	2	27	123,495	10,520	134,015	2,677,904	2,677,904		0.94%
Charming Shoppes, Inc.	29	1	30	188,336	5,204	193,540	2,757,366	2,613,182		0.92%
Luxottica	42	0	42	84,862	—	84,862	2,796,985	2,611,557		0.92%
Shoe Show, Inc.	33	0	33	159,412	—	159,412	2,685,318	2,611,279		0.92%
Sun Capital Partners	24	2	26	77,997	7,810	85,807	2,485,152	2,401,572		0.85%
Payless Shoe Source	36	4	40	118,378	14,374	132,752	2,499,428	2,348,001		0.83%

Total Top 20 Tenants	847	45	892	10,666,793	1,485,458	12,152,251	95,402,028	91,768,482		32.34%

Total Retail Leased			3,514			24,121,614	$296,017,256	$283,766,280	(3)	100.00%

(1)	Income from lease(s) in which tenant pays percentage rent in lieu of fixed rent or common area costs are not included in annualized base rent.

(2)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(3)	PREIT’s share of annualized base rent is derived by annualizing 1st quarter base rent. Straight line rent is not included in the base rent figures.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

Retail Lease Expiration Schedule - Anchors(1)

Year	Leases	Gross Leasable Area			Annualized Base Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total		Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of Total (PREIT’s Share)		Average Expiring Base Rent psf
Prior (2)	1	85,483	0.6	9%	$188,400	$188,400	0.5	0%	$2.20
2005	2	82,092	0.6	7%	505,913	505,913	1.3	4%	6.16
2006	14	1,011,157	8.1	9%	2,661,608	2,661,608	7.0	3%	2.63
2007	9	822,331	6.6	6%	2,052,420	2,042,520	5.4	0%	2.50
2008	18	1,286,931	10.4	3%	3,642,451	3,642,451	9.6	2%	2.83
2009	14	1,162,400	9.4	2%	3,668,079	2,703,374	7.1	4%	3.16
2010	22	2,164,410	17.5	4%	7,124,846	7,124,846	18.8	2%	3.29
2011	12	943,762	7.6	5%	4,004,756	2,881,941	7.6	1%	4.24
2012	3	302,710	2.4	5%	512,783	475,902	1.2	6%	1.69
2013	6	426,339	3.4	5%	2,857,610	2,857,610	7.5	5%	6.70
2014	6	662,582	5.3	7%	2,081,285	2,081,285	5.5	0%	3.14
2015	1	85,212	0.6	9%	468,666	468,666	1.2	4%	5.50
Thereafter	25	3,305,925	26.7	9%	11,923,370	10,223,581	27.0	1%	3.61

Totals:	133	12,341,334	10	0%	$41,692,187	$37,858,097	10	0%	$3.38

(1)	Includes only Owned Anchor space.

(2)	Includes all tenant leases which have already expired and are on a Month to Month basis.

(3)	Includes PREIT’s proportionate share of tenant rents from partnerships properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

Retail Lease Expiration Schedule - Non-Anchors(1)

Year	Leases	Gross Leasable Area		Annualized Base Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of Total (PREIT’s Share)	Average Expiring Base Rent psf
Prior (2)	185	515,647	4.38%	$11,074,584	$10,454,366	4.17%	$21.48
2005	310	627,802	5.33%	14,948,451	14,509,515	5.79%	23.81
2006	463	1,312,142	11.14%	28,813,470	27,124,206	10.83%	21.96
2007	437	1,220,454	10.36%	27,031,593	25,601,686	10.22%	22.15
2008	365	1,110,696	9.43%	26,590,473	25,712,671	10.26%	23.94
2009	388	1,089,366	9.25%	26,724,123	26,033,821	10.39%	24.53
2010	352	1,320,364	11.21%	29,668,836	28,573,050	11.41%	22.47
2011	249	1,166,455	9.90%	27,379,701	24,254,431	9.68%	23.47
2012	209	895,899	7.61%	22,634,482	20,859,116	8.33%	25.26
2013	172	596,616	5.06%	15,112,332	14,207,408	5.67%	25.33
2014	144	551,832	4.68%	14,173,924	12,345,925	4.93%	25.69
2015	52	207,945	1.77%	6,081,558	6,081,558	2.43%	29.25
Thereafter	55	1,165,062	9.89%	18,167,657	14,759,626	5.89%	15.59

Totals:	3,381	11,780,280	100%	$268,401,184	$250,517,379	100%	$22.78

(1)	Includes only Owned Non-Anchor space.

(2)	Includes all tenant leases which have already expired and are on a Month to Month basis.

(3)	Includes PREIT’s proportionate share of tenant rents from partnerships properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

Leasing Activity Summary

	Number	GLA	Average Previous Base Rent psf	Average New Base Rent psf	Increase/ Decrease in Base Rent psf	Annualized Tenant Improvements psf (1)	Annualized Leasing Commissions psf (1)(2)	TOTAL Annualized Costs of Leasing psf (1)(2)
Previously Leased Space:
1st Quarter	17	78,456	$26.14	$28.40	$2.26	$5.02	$—	$5.02
2nd Quarter					—		—	—
3rd Quarter					—		—	—
4th Quarter					—		—	—

Total or Average	17	78,456	$26.14	$28.40	$2.26	$5.02	$—	$5.02

Previously Vacant Space:
1st Quarter	19	42,134	$—	$29.51	$29.51	$3.42	$—	$3.42
2nd Quarter					—		—	—
3rd Quarter					—		—	—
4th Quarter					—			—

Total or Average	19	42,134	—	$29.51	$29.51	$3.42	$—	$3.42

Renewal (3)
1st Quarter (4)	81	765,662	$7.82	$8.17	$0.35	$—	$—	$—
2nd Quarter					—			—
3rd Quarter					—			—
4th Quarter					—			—

Total or Average	81	765,662	$7.82	$8.17	$0.35	$—	$—	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.

(2)	External commissions only.

(3)	This category includes expansions, relocations, lease extensions and modifications.

(4)	Includes eight anchor leases for 561,135 square feet for an average base rent of $3.29 per square foot. Also includes 73 renewal leases for 204,527 square feet with an average new base rent psf of $21.57, representing an increase of $1.30 in base rent psf.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

Capital Expenditures

	Q1 05 (3 months ended March 31, 2005)
Retail	Wholly Owned	Partnerships	Total
New development projects	$274,231	$—	$274,231
Redevelopment projects with incremental GLA and/or Anchor Replacement	1,355,850	312,695	1,668,545
Renovation with no incremental GLA	1,487,522	—	1,487,522
Tenant allowances	2,990,150	17,125	3,007,275
Operational capital expenditures at properties:			—
CAM expenditures	677,283	—	677,283
Non-CAM expenditures	142,242	—	142,242

Subtotal operational capital expenditures at properties	$819,525	$—	$819,525

Total	$6,927,278	$329,820	$7,257,098

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

Enclosed Malls

(Includes Only Owned Space)

	Q105				% Change				Q104
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/ Anchor % Leased	Total w/Anchor % Available	In-Line only (Non-Anchor) % Leased	In-Line (Non- Anchor) % Available
Beaver Valley Mall	88.9%	11.1%	76.2%	23.8%	-0.9%	0.9%	-1.9%	1.9%	89.8%	10.2%	78.1%	21.9%
Capital City	91.5%	8.5%	85.5%	14.5%	-7.8%	7.8%	-13.4%	13.4%	99.3%	0.7%	98.8%	1.2%
Chambersburg Mall	91.4%	8.6%	81.6%	18.4%	-2.2%	2.2%	-4.6%	4.6%	93.5%	6.5%	86.2%	13.8%
Cherry Hill Mall	87.8%	12.2%	87.8%	12.2%	-5.6%	5.6%	-5.6%	5.6%	93.4%	6.6%	93.4%	6.6%
Crossroads Mall	95.1%	4.9%	88.6%	11.4%	0.7%	-0.7%	1.7%	-1.7%	94.4%	5.6%	87.0%	13.0%
Cumberland Mall	99.3%	0.7%	98.5%	1.5%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dartmouth Mall	96.3%	3.7%	93.9%	6.1%	0.4%	-0.4%	0.8%	-0.8%	95.8%	4.2%	93.1%	6.9%
Echelon Mall	37.5%	62.5%	62.9%	37.1%	-2.4%	2.4%	-5.7%	5.7%	39.9%	60.1%	68.6%	31.4%
Exton Square Mall	93.3%	6.7%	85.3%	14.7%	0.1%	-0.1%	0.2%	-0.2%	93.2%	6.8%	85.2%	14.8%
Francis Scott Key Mall	95.4%	4.6%	90.4%	9.6%	-0.7%	0.7%	-1.6%	1.6%	96.1%	3.9%	92.0%	8.0%
Gadsden Mall	95.1%	4.9%	88.6%	11.4%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jacksonville Mall	98.0%	2.0%	95.9%	4.1%	0.2%	-0.2%	0.4%	-0.4%	97.8%	2.2%	95.6%	4.4%
Laurel Mall	94.1%	5.9%	84.3%	15.7%	-1.4%	1.4%	-3.6%	3.6%	95.5%	4.5%	87.9%	12.1%
Lehigh Valley Mall	91.0%	9.0%	86.9%	13.1%	0.6%	-0.6%	0.8%	-0.8%	90.4%	9.6%	86.1%	13.9%
Logan Valley Mall	97.3%	2.7%	93.6%	6.4%	-1.0%	1.0%	-2.3%	2.3%	98.3%	1.7%	95.9%	4.1%
Lycoming Mall	89.2%	10.8%	79.1%	20.9%	-2.9%	2.9%	-5.5%	5.5%	92.1%	7.9%	84.6%	15.4%
Magnolia Mall	93.9%	6.1%	84.5%	15.5%	0.0%	0.0%	0.0%	0.0%	94.0%	6.0%	84.5%	15.5%
Moorestown Mall	93.4%	6.6%	85.1%	14.9%	-2.2%	2.2%	-4.9%	4.9%	95.6%	4.4%	90.1%	9.9%
New River Valley Mall	76.7%	23.3%	81.5%	18.5%	-16.9%	16.9%	-4.0%	4.0%	93.6%	6.4%	85.5%	14.5%
Nittany Mall	91.2%	8.8%	82.1%	17.9%	-3.1%	3.1%	-6.2%	6.2%	94.2%	5.8%	88.3%	11.7%
North Hanover Mall	93.0%	7.0%	80.9%	19.1%	-0.1%	0.1%	0.0%	0.0%	93.1%	6.9%	80.8%	19.2%
Orlando Fashion Square	90.2%	9.8%	78.0%	22.0%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Palmer Park Mall	99.1%	0.9%	97.0%	3.0%	0.6%	-0.6%	2.0%	-2.0%	98.5%	1.5%	95.0%	5.0%
Patrick Henry Mall	97.7%	2.3%	95.1%	4.9%	-1.5%	1.5%	-3.2%	3.2%	99.2%	0.8%	98.2%	1.8%
Phillipsburg Mall	92.1%	7.9%	81.6%	18.4%	17.1%	-17.1%	4.0%	-4.0%	75.0%	25.0%	77.6%	22.4%
Plymouth Meeting	72.8%	27.2%	88.8%	11.2%	-1.2%	1.2%	-2.2%	2.2%	74.0%	26.0%	91.0%	9.0%
Schuylkill Mall	74.3%	25.7%	64.7%	35.3%	-2.1%	2.1%	-4.5%	4.5%	76.5%	23.5%	69.2%	30.8%
South Mall	97.2%	2.8%	94.7%	5.3%	0.4%	-0.4%	0.7%	-0.7%	96.8%	3.2%	94.0%	6.0%
The Gallery at Market East I	89.7%	10.3%	89.7%	10.3%	-4.5%	4.5%	-4.5%	4.5%	94.2%	5.8%	94.2%	5.8%
The Gallery at Market East II	80.6%	19.4%	67.8%	32.2%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
The Mall at Prince Georges	95.7%	4.3%	89.8%	10.2%	7.0%	-7.0%	-3.1%	3.1%	88.8%	11.2%	92.9%	7.1%
Uniontown Mall	95.2%	4.8%	87.9%	12.1%	-0.5%	0.5%	-1.2%	1.2%	95.6%	4.4%	89.0%	11.0%
Valley Mall	99.3%	0.7%	98.7%	1.3%	-0.2%	0.2%	-0.3%	0.3%	99.5%	0.5%	99.0%	1.0%
Valley View Mall	94.6%	5.4%	92.4%	7.6%	1.1%	-1.1%	1.5%	-1.5%	93.5%	6.5%	90.9%	9.1%
Viewmont Mall	99.3%	0.7%	98.3%	1.7%	0.3%	-0.3%	0.8%	-0.8%	99.1%	0.9%	97.5%	2.5%
Washington Crown Center	94.0%	6.0%	88.9%	11.1%	0.1%	-0.1%	0.2%	-0.2%	93.9%	6.1%	88.7%	11.3%
Willow Grove Park	92.4%	7.6%	87.3%	12.7%	-3.3%	3.3%	-5.6%	5.6%	95.7%	4.3%	92.8%	7.2%
Wiregrass Mall	83.8%	16.2%	83.8%	16.2%	1.2%	-1.2%	1.2%	-1.2%	82.6%	17.4%	82.6%	17.4%
Wyoming Valley Mall	97.5%	2.5%	92.8%	7.2%	-0.5%	0.5%	-1.4%	1.4%	98.0%	2.0%	94.2%	5.8%

Enclosed Malls weighted average	90.5%	9.5%	86.0%	14.0%	-0.3%	0.3%	-2.4%	2.4%	90.8%	9.2%	88.5%	11.5%

Wholly Owned Properties	90.4%	9.6%	86.0%	14.0%	-0.3%	0.3%	-2.6%	2.6%	90.7%	9.3%	88.6%	11.4%
Partnership Properties	92.4%	7.6%	86.1%	13.9%	-0.3%	0.3%	-0.6%	0.6%	92.7%	7.3%	86.6%	13.4%

PRI-managed	90.4%	9.6%	86.0%	14.0%	-0.3%	0.3%	-2.6%	2.6%	90.7%	9.3%	88.6%	11.4%
Non PRI-managed	92.4%	7.6%	86.1%	13.9%	-0.3%	0.3%	-0.6%	0.6%	92.7%	7.3%	86.6%	13.4%

Same Properties/Existing	90.2%	9.8%	86.2%	13.8%	-0.6%	0.6%	-2.3%	2.3%	90.8%	9.2%	88.5%	11.5%
New	92.8%	7.2%	84.6%	15.4%	92.8%	7.2%	84.6%	15.4%	N/A	N/A	N/A	N/A

Continuing Operations	91.0%	9.0%	86.7%	13.3%	-0.3%	0.3%	-2.4%	2.4%	91.3%	8.7%	89.1%	10.9%

Discontinued Operations	74.3%	25.7%	64.7%	35.3%	-2.1%	2.1%	-4.5%	4.5%	76.5%	23.5%	69.2%	30.8%

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

Enclosed Malls

(Includes Non-Anchor Owned Space)

		Q105					% Change					Q104
	% of Current Quarter Mall NOI	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf	Avg Comp Sales psf	Occup. Cost Ratio	Avg Base Rent psf	Avg % Rent psf	Additional Charges psf	Avg Comp Sales psf	Occup. Cost Ratio	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf	Avg Comp Sales psf	Occup. Cost Ratio
Sales per square foot above $400
Patrick Henry Mall		$32.63	$2.15	$11.21	$455	10.11%	6.6%	25.3%	1.5%	5.8%	0.0%	$30.61	$1.72	$11.04	$430	10.08%
Lehigh Valley Mall		31.16	0.48	10.24	454	9.22%	3.7%	-8.1%	3.4%	9.9%	-0.6%	30.06	0.52	9.90	413	9.80%
The Gallery II at Market East		31.27	1.73	5.32	432	8.87%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cherry Hill Mall		36.68	1.23	18.95	428	13.29%	3.6%	29.7%	10.5%	2.4%	0.5%	35.41	0.95	17.15	418	12.80%
Willow Grove Park		38.47	0.27	20.52	419	14.14%	2.2%	-7.3%	-0.4%	4.5%	-0.5%	37.64	0.29	20.61	401	14.60%
Dartmouth Mall		19.23	1.33	7.26	406	6.86%	-3.3%	-8.1%	-3.3%	4.6%	-0.6%	19.90	1.45	7.51	388	7.44%

Weighted Average	26.01%	$31.97	$1.07	$13.41	$432	10.74%	2.1%	17.2%	-1.7%	5.1%	-0.4%	$31.30	$0.92	$13.65	$412	11.14%

Sales per square foot between $350-$400
The Mall at Prince Georges		$26.86	$1.28	$14.22	$375	11.30%	13.1%	6.8%	19.3%	-1.1%	1.6%	$23.75	$1.20	$11.92	$379	9.73%
Capital City		24.10	1.25	7.47	370	8.87%	12.9%	30.6%	31.2%	6.3%	0.8%	21.35	0.96	5.69	348	8.05%
Exton Square Mall		34.86	0.39	14.48	369	13.48%	3.6%	-43.1%	-2.6%	-0.3%	0.2%	33.64	0.69	14.86	370	13.29%
Moorestown Mall		24.11	0.85	14.25	368	10.65%	-2.3%	46.7%	11.6%	5.4%	-0.2%	24.67	0.58	12.77	349	10.89%
Jacksonville Mall		22.32	1.43	5.70	367	8.02%	3.5%	34.1%	-3.8%	0.5%	0.2%	21.57	1.07	5.92	365	7.83%
Viewmont Mall		23.10	1.29	7.98	352	9.19%	4.0%	-21.8%	15.9%	2.6%	0.2%	22.22	1.65	6.88	343	8.97%
The Gallery at Market East		34.00	0.41	8.17	351	12.13%	2.4%	-22.2%	-16.0%	1.4%	-0.4%	33.21	0.53	9.73	346	12.56%

Weighted Average	23.68%	$27.11	$0.99	$10.87	$366	10.66%	5.5%	3.6%	8.3%	1.8%	0.4%	$25.69	$0.95	$10.04	$359	10.21%

Sales per square foot between $300-$350
Palmer Park Mall		$21.51	$0.87	$8.54	$341	9.07%	1.8%	-15.9%	-12.6%	2.4%	-0.5%	$21.12	$1.04	$9.77	$333	9.59%
Wyoming Valley Mall		22.79	0.56	7.53	329	9.38%	4.4%	28.4%	3.3%	8.6%	-0.4%	21.83	0.44	7.29	303	9.76%
Valley Mall		18.38	1.13	5.39	329	7.57%	3.0%	39.5%	0.4%	7.2%	-0.3%	17.85	0.81	5.37	307	7.83%
Magnolia Mall		24.80	0.40	10.01	310	11.36%	2.0%	5.6%	1.4%	-1.6%	0.4%	24.32	0.38	9.87	315	10.97%
Valley View Mall		23.07	1.82	8.72	308	10.91%	1.6%	459.0%	-24.3%	0.0%	-0.3%	22.71	0.33	11.52	308	11.22%
Logan Valley Mall		21.01	1.66	8.08	308	9.99%	-1.5%	34.3%	13.2%	2.3%	0.1%	21.32	1.24	7.14	301	9.87%

Weighted Average	16.6%	$21.56	$1.11	$7.71	$319	9.51%	1.9%	54.6%	-3.0%	3.5%	-0.2%	$21.16	$0.72	$7.95	$309	9.66%

Sales per square foot under $300
Orlando Fashion Square		$27.38	$0.37	$13.30	$298	13.77%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Phillipsburg Mall		22.68	0.75	9.59	291	11.35%	2.8%	64.4%	-8.9%	1.4%	-0.2%	$22.06	$0.45	$10.53	$287	11.51%
North Hanover Mall		19.12	1.37	6.42	282	9.54%	3.0%	34.6%	-13.0%	2.2%	-0.2%	18.57	1.02	7.37	276	9.77%
Francis Scott Key Mall		20.77	0.60	7.28	281	10.20%	-1.9%	74.8%	17.4%	3.7%	0.0%	21.17	0.35	6.20	271	10.23%
Wiregrass Mall		21.38	0.74	6.86	270	10.73%	3.9%	55.4%	-10.6%	4.2%	-0.4%	20.57	0.48	7.67	259	11.09%
South Mall		14.94	0.31	4.09	269	7.19%	15.6%	-35.7%	4.4%	-4.6%	1.0%	12.92	0.48	3.92	282	6.14%
Laurel Mall		13.62	0.35	7.89	267	8.19%	2.4%	-26.0%	28.8%	1.1%	0.7%	13.30	0.47	6.13	264	7.54%
Crossroads Mall		16.76	2.18	6.22	265	9.50%	1.8%	162.9%	-20.4%	4.3%	-0.4%	16.46	0.83	7.82	254	9.89%
Lycoming Mall		15.12	0.91	5.31	260	8.21%	6.4%	6.9%	24.1%	3.2%	0.5%	14.21	0.85	4.28	252	7.68%
Chambersburg Mall		19.24	0.76	5.18	260	9.69%	0.3%	283.3%	9.3%	12.6%	-0.8%	19.19	0.20	4.74	231	10.45%
New River Valley Mall		20.10	0.31	3.95	258	9.44%	2.4%	-31.4%	15.7%	1.6%	0.2%	19.63	0.45	3.41	254	9.25%
Washington Crown Center		16.46	0.73	4.35	257	8.38%	5.2%	202.4%	18.1%	1.6%	0.6%	15.65	0.24	3.68	253	7.73%
Nittany Mall		20.68	1.29	8.41	257	11.82%	4.1%	144.7%	2.9%	1.2%	0.6%	19.87	0.53	8.17	254	11.25%
Beaver Valley Mall		15.71	0.48	5.86	257	8.58%	-6.0%	6.9%	-11.6%	9.8%	-1.6%	16.72	0.45	6.62	234	10.17%
Uniontown Mall		14.99	0.70	5.09	252	8.25%	9.1%	-4.9%	37.3%	-0.4%	1.1%	13.74	0.74	3.71	253	7.19%
Plymouth Meeting		18.64	0.00	6.78	251	10.13%	-0.6%	-100.0%	-23.1%	-4.2%	-0.6%	18.75	0.46	8.81	262	10.70%
Echelon Mall		22.32	0.15	6.95	217	13.55%	-5.9%	-28.7%	-42.2%	-2.7%	-2.6%	23.73	0.21	12.01	223	16.12%
Schuylkill Mall		11.09	0.19	2.57	211	6.57%	5.8%	-46.9%	-14.2%	-1.9%	0.1%	10.48	0.36	3.00	215	6.44%

Weighted Average	33.69%	$18.49	$0.61	$6.59	$262	9.82%	5.8%	25.1%	1.8%	3.4%	0.2%	$17.48	$0.49	$6.47	$253	9.66%

Does not include
Cumberland Mall		$15.94	$0.76	$7.80	$318	7.70%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Gadsden Mall (1)		19.01	0.35	7.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Enclosed Malls weighted average		$22.98	$0.84	$8.88	$329	9.94%	2.3%	19.6%	0.5%	2.8%	-0.1%	$22.46	$0.70	$8.84	$320	10.00%

Wholly Owned Properties		$22.80	$0.87	$8.84	$324	10.03%	2.3%	20.9%	-0.1%	2.8%	-0.1%	$22.29	$0.72	$8.85	$316	10.09%
Joint Venture Properties		$25.82	$0.44	$9.52	$425	8.41%	3.9%	-13.1%	9.1%	9.0%	-0.3%	$24.84	$0.51	$8.73	$390	8.73%

PRI-managed		$22.80	$0.87	$8.84	$324	10.03%	2.3%	20.9%	-0.1%	2.8%	-0.1%	$22.29	$0.72	$8.85	$316	10.09%
Non PRI-managed		$25.82	$0.44	$9.52	$425	8.41%	3.9%	-13.1%	9.1%	9.0%	-0.3%	$24.84	$0.51	$8.73	$390	8.73%

Same Properties/Existing		$23.07	$0.86	$8.86	$329	9.98%	2.7%	22.0%	0.2%	2.6%	0.0%	$22.46	$0.70	$8.84	$320	10.00%
New		$22.16	$0.69	$9.11	$336	9.51%	N/A	N/A	N/A	N/A	9.6%	N/A	N/A	N/A	N/A	N/A

Continuing Operations (2)		$23.24	$0.86	$9.02	$331	10.00%	2.1%	20.2%	0.3%	2.8%	-0.1%	$22.76	$0.71	$8.99	$322	10.09%
Discontinued Operations		$11.09	$0.19	$2.57	$211	6.57%	5.8%	-46.9%	-14.2%	-1.9%	0.1%	$10.48	$0.36	$3.00	$215	6.44%

(1)	Average comparable sales per square foot cannot be reported on Gadsden Mall for this period, as PREIT’s only acquired the property on the last day of the quarter.

(2)	Base rent is actual for Q105. Additional charges and % rent are projections for 2005.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

Power Centers (Includes Non-Anchor Owned Space)	Q105			% Change			Q104
	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf	Avg Base Rent psf	Avg % Rent psf	Additional Charges psf	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf
Christiana Power Center	$20.70	$—	$2.23	3.4%	N/A	26.7%	$20.03	$—	$1.76
Creekview Shopping Center	14.47	—	2.64	0.7%	N/A	-5.6%	14.37	—	2.80
Northeast Tower Center	11.91	—	3.23	-12.9%	N/A	6.3%	13.68	—	3.03
Paxton Towne Center	16.12	—	2.75	0.1%	N/A	23.6%	16.10	—	2.23
The Court at Oxford Valley	15.37	—	4.11	0.3%	N/A	5.3%	15.33	—	3.90
Red Rose Commons	13.86	0.06	3.31	0.3%	-2.9%	3.2%	13.81	0.06	3.21
Whitehall Mall	11.16	0.35	3.50	4.1%	5.7%	11.8%	10.72	0.33	3.13
Metroplex Shopping Center	18.13	—	3.65	0.0%	N/A	2.0%	18.13	—	3.58

Power Centers weighted average	$15.34	$0.05	$3.33	0.1%	-0.6%	6.9%	$15.33	$0.05	$3.12

Wholly Owned Properties	$15.50	$—	$2.76	-1.6%	N/A	11.4%	$15.75	$—	$2.48
Partnership Properties	$15.24	$0.08	$3.66	1.1%	-0.8%	4.9%	$15.08	$0.08	$3.49

PRI-managed	$15.50	$—	$2.76	-1.6%	N/A	11.4%	$15.75	$—	$2.48
Non PRI-managed	$15.24	$0.08	$3.66	1.1%	-0.8%	4.9%	$15.08	$0.08	$3.49

Same Properties/Existing	$15.34	$0.05	$3.33	0.1%	-0.6%	6.9%	$15.33	$0.05	$3.12

New	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Base rent is actual for Q105. Additional charges and % rent are projections for 2005.

	Q105				Occupancy Change in % Occupancy				Q104
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available
Christiana Power Center	100.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%	100.0%	0.0%
Creekview Shopping Center	100.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%	100.0%	0.0%
Northeast Tower Center	96.6%	3.4%	91.9%	8.1%	-3.4%	3.4%	-8.1%	8.1%	100.0%	0.0%	100.0%	0.0%
Paxton Towne Center	92.1%	7.9%	87.9%	12.1%	0.0%	0.0%	0.0%	0.0%	92.1%	7.9%	87.9%	12.1%
The Court at Oxford Valley	100.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%	100.0%	0.0%
Red Rose Commons	99.2%	0.8%	99.2%	0.8%	0.0%	0.0%	0.0%	0.0%	99.2%	0.8%	99.2%	0.8%
Whitehall Mall	95.8%	4.2%	90.5%	9.5%	-1.8%	1.8%	-4.1%	4.1%	97.6%	2.4%	94.7%	5.3%
Metroplex Shopping Center	100.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%	100.0%	0.0%

Power Centers weighted average	97.6%	2.4%	96.1%	3.9%	-0.8%	0.8%	-1.3%	1.3%	98.4%	1.6%	97.4%	2.6%

Wholly Owned Properties	96.2%	3.8%	93.1%	6.9%	-1.1%	1.1%	-2.0%	2.0%	97.3%	2.7%	95.1%	4.9%
Partnership Properties	98.6%	1.4%	98.0%	2.0%	-0.5%	0.5%	-0.8%	0.8%	99.1%	0.9%	98.8%	1.2%

PRI-managed	96.2%	3.8%	93.1%	6.9%	-1.1%	1.1%	-2.0%	2.0%	97.3%	2.7%	95.1%	4.9%
Non PRI-managed	98.6%	1.4%	98.0%	2.0%	-0.5%	0.5%	-0.8%	0.8%	99.1%	0.9%	98.8%	1.2%

Same Properties/ Existing	97.6%	2.4%	96.1%	3.9%	-0.8%	0.8%	-1.3%	1.3%	98.4%	1.6%	97.4%	2.6%
New	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

Strip Centers (Includes Non-Anchor Owned Space)	Q105			% Change			Q104
	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf	Avg Base Rent psf	Avg % Rent psf	Additional Charges psf	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf
Crest Plaza Shopping Center	$16.12	$—	$1.87	4.9%	N/A	-29.4%	$15.36	$—	$2.66
Festival at Exton	17.73	—	3.32	5.7%	N/A	7.7%	16.77	—	3.09
The Commons at Magnolia	13.18	—	2.40	2.2%	N/A	35.3%	12.89	—	1.77
South Blanding Village	9.21	—	2.76	0.6%	N/A	23.9%	9.16	—	2.23
Springfield Park I & II	19.58	—	7.95	10.9%	N/A	76.4%	17.66	—	4.50

Strip Centers weighted average	$15.39	$—	$3.14	4.1%	N/A	12.1%	$14.78	$—	$2.80

Wholly Owned Properties	$14.92	$—	$2.60	4.0%	N/A	2.5%	$14.34	$—	$2.54
Partnership Properties	$19.58	$—	$7.95	10.9%	N/A	76.4%	$17.66	$—	$4.50

PRI-managed	$15.39	$—	$3.14	4.1%	N/A	12.1%	$14.78	$—	$2.80
Non PRI-managed	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Same Properties/Existing	$15.39	$—	$3.14	4.1%	N/A	12.1%	$14.78	$—	$2.80
New	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Base rent is actual for Q105. Additional charges and % rent are projections for 2005.

	Q105				Occupancy Change in % Occupancy				Q104
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor% Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available
Crest Plaza Shopping Center	98.1%	1.9%	96.4%	3.6%	10.9%	-10.9%	18.8%	-18.8%	87.1%	12.9%	77.6%	22.4%
Festival at Exton	60.4%	39.6%	79.3%	20.7%	-35.2%	35.2%	-13.0%	13.0%	95.5%	4.5%	92.3%	7.7%
The Commons at Magnolia	100.0%	0.0%	100.0%	0.0%	2.4%	-2.4%	4.7%	-4.7%	97.6%	2.4%	95.3%	4.7%
South Blanding Village	96.8%	3.2%	89.6%	10.4%	-2.3%	2.3%	-7.3%	7.3%	99.1%	0.9%	96.9%	3.1%
Springfield Park I & II	84.2%	15.8%	53.7%	46.3%	-6.8%	6.8%	-19.7%	19.7%	90.9%	9.1%	73.5%	26.5%

Strip Centers weighted average	86.1%	13.9%	84.3%	15.7%	-8.0%	8.0%	-2.9%	2.9%	94.0%	6.0%	87.2%	12.8%

Wholly Owned Properties	86.6%	13.4%	90.0%	10.0%	-8.3%	8.3%	0.2%	-0.2%	94.9%	5.1%	89.8%	10.2%
Partnership Properties	84.2%	15.8%	53.7%	46.3%	-6.8%	6.8%	-19.7%	19.7%	90.9%	9.1%	73.5%	26.5%

PRI-managed	86.1%	13.9%	84.3%	15.7%	-8.0%	8.0%	-2.9%	2.9%	94.0%	6.0%	87.2%	12.8%
Non PRI-managed	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Same Properties/ Existing	86.1%	13.9%	84.3%	15.7%	-8.0%	8.0%	-2.9%	2.9%	94.0%	6.0%	87.2%	12.8%
New	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

Retail Portfolio (Includes Non-Anchor Owned Space)	Q105			% Change			Q104
	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf (1)	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf (1)	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf (1)
Enclosed Malls weighted average	$22.98	$0.84	$8.88	2.3%	19.6%	0.5%	$22.46	$0.70	$8.84
Power Centers weighted average	$15.34	$0.05	$3.33	0.1%	-0.6%	6.9%	$15.33	$0.05	$3.12
Strip Centers weighted average	$15.39	$—	$3.14	4.1%	N/A	12.1%	$14.78	$—	$2.80

Retail Portfolio weighted average	$21.64	$0.70	$7.90	2.6%	21.4%	2.0%	$21.09	$0.58	$7.75

Wholly Owned Properties	$22.15	$0.79	$8.30	2.4%	22.0%	0.8%	$21.63	$0.65	$8.24
Partnership Properties	$18.77	$0.20	$5.64	2.5%	-9.9%	8.0%	$18.32	$0.22	$5.22

PRI-managed	$22.14	$0.79	$8.30	2.4%	22.2%	1.0%	$21.62	$0.65	$8.22
Non PRI-managed	$18.76	$0.20	$5.61	2.3%	-10.3%	7.2%	$18.33	$0.22	$5.23

Same Properties/Existing	$21.59	$0.70	$7.79	2.4%	21.6%	0.6%	$21.09	$0.58	$7.75
New	$22.16	$0.69	$9.11	N/A	N/A	N/A	0.0%	0.0%	0.0%

(1)	Base rent is actual for Q105. Additional charges and % rent are projections for 2005.

(Includes Only Owned Space)	Q105				Occupancy Change in % Occupancy				Q104
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available
Enclosed Malls weighted average	90.5%	9.5%	86.0%	14.0%	-0.3%	0.3%	-2.4%	2.4%	90.8%	9.2%	88.5%	11.5%
Power Centers weighted average	97.6%	2.4%	96.1%	3.9%	-0.8%	0.8%	-1.3%	1.3%	98.4%	1.6%	97.4%	2.6%
Strip Centers weighted average	86.1%	13.9%	84.3%	15.7%	-8.0%	8.0%	-2.9%	2.9%	94.0%	6.0%	87.2%	12.8%

Retail Portfolio weighted average	91.2%	8.8%	87.4%	12.6%	-0.7%	0.7%	-2.4%	2.4%	91.9%	8.1%	89.8%	10.2%

Wholly Owned Properties	90.7%	9.3%	86.6%	13.4%	-0.6%	0.6%	-2.5%	2.5%	91.2%	8.8%	89.1%	10.9%
Partnership Properties	95.5%	4.5%	92.8%	7.2%	-0.7%	0.7%	-1.1%	1.1%	96.2%	3.8%	93.9%	6.1%

PRI-managed	90.6%	9.4%	86.4%	13.6%	-0.6%	0.6%	-2.6%	2.6%	91.2%	8.8%	89.0%	11.0%
Non PRI-managed	96.0%	4.0%	93.7%	6.3%	-0.4%	0.4%	-0.7%	0.7%	96.4%	3.6%	94.4%	5.6%

Same Properties/ Existing	91.1%	8.9%	87.7%	12.3%	-0.8%	0.8%	-2.1%	2.1%	91.9%	8.1%	89.8%	10.2%
New	92.8%	7.2%	84.6%	15.4%	92.8%	7.2%	84.6%	15.4%	N/A	N/A	N/A	N/A

*	Westgate Anchor Pad consists of a 108,100 sf. Bon-Ton Store for which PREIT receives $307,003/yr ($2.84/sf) and is not included in the Occupancy and Rent reports.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

PREIT Services, LLC/ PREIT-RUBIN Inc.

PREIT Services, LLC and PREIT-RUBIN Inc. are the Trust’s arms for comprehensive development and management of retail and commercial properties. PREIT-RUBIN Inc. provides third party management for 14 properties representing approximately 3.1 million gross leasable square feet. PREIT-RUBIN Inc. also provides third party owners with a full complement of management, leasing, asset management and development services.

SUMMARY OF PORTFOLIO SERVICES

	March 31, 2005						December 31, 2004						NET GAIN (LOSS) IN CONTRACTS
	Retail		Office/ Industrial		TOTAL		Retail		Office/ Industrial		TOTAL		Retail		Office/ Industrial		TOTAL
	#	sq ft	#	sq ft	#	sq ft	#	sq ft	#	sq ft	#	sq ft	#	sq ft	#	sq ft	#	sq ft
Managed Portfolio
PREIT-Owned (1)	45	29,427,853	4	254,791	49	29,682,644	43	28,072,299	4	254,791	47	28,327,090	2	1,355,554	—	—	2	1,355,554
Non-PREIT Owned (2)	9	1,697,666	3	757,238	12	2,454,904	10	2,621,455	3	757,238	13	3,378,693	(1)	(923,789)	—	—	(1)	(923,789)

TOTAL	54	31,125,519	7	1,012,029	61	32,137,548	53	30,693,754	7	1,012,029	60	31,705,783	1	431,765	—	—	1	431,765

Leased Portfolio
PREIT-Owned	—		—	—	—	—	—		—		—	—	—	—	—	—	—	—
Non-PREIT Owned	1	503,716	1	119,482	2	623,198	1	503,716	1	119,482	2	623,198	—	—	—	—	—	—

TOTAL	1	503,716	1	119,482	2	623,198	1	503,716	1	119,482	2	623,198	—	—	—	—	—	—

Asset Managed Portfolio
PREIT-Owned (1)	6	4,078,965	—	—	6	4,078,965	6	4,078,844	—	—	6	4,078,844	—	121	—	—	—	121
Non-PREIT Owned	—		—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL	6	4,078,965	—	—	6	4,078,965	6	4,078,844	—	—	6	4,078,844	—	121	—	—	—	121

Total Portfolio
PREIT-Owned	51	33,506,818	4	254,791	55	33,761,609	49	32,151,143	4	254,791	53	32,405,934	2	1,355,675	—	—	2	1,355,675
Non-PREIT Owned	10	2,201,382	4	876,720	14	3,078,102	11	3,125,171	4	876,720	15	4,001,891	(1)	(923,789)	—	—	(1)	(923,789)

TOTAL	61	35,708,200	8	1,131,511	69	36,839,711	60	35,276,314	8	1,131,511	68	36,407,825	1	431,886	—	—	1	431,886

(1)	The increase in a result of the acquisitions of Cumberland Mall in Vineland, New Jersey and Gadsden Mall in Gadsden, Alabama.

(2)	The decrease in a result of the acquisition by PREIT of Cumberland Mall in Vineland, New Jersey.

Pennsylvania REIT

FLASH REPORT (March 31, 2005)

QUARTERLY COMPARISON

Financial Statement

			Q1 05 (3 months ended 3/31/05)						Q1 04 (3 months ended 3/31/04)
	Malls	Power and Strip Centers	Retail	Corporate/ Other Properties	TOTAL	% Change	Malls	Power and Strip Centers	Retail	Corporate/ Other Properties	TOTAL
Real Estate Revenues:
Same Store	91,881,007	11,342,218	$103,223,225	$124,042	$103,347,267	0.9%	$91,958,501	$10,385,054	$102,343,555	$96,831	$102,440,386
New	7,473,084	—	7,473,084	495	7,473,579	N/A	—	—	—	—	—
Discontinued Operations	—	—	—	—	—	-100.0%	6,105,768	182,793	6,288,561	—	6,288,561

Total Real Estate Revenues	99,354,091	11,342,218	110,696,309	124,537	110,820,846	1.9%	98,064,269	10,567,847	108,632,116	96,831	108,728,947

Property Operating Expenses:
Same Store	(35,541,082)	(2,443,286)	(37,984,368)	(15,509)	(37,999,877)	-1.7%	(36,317,269)	(2,326,242)	(38,643,511)	(12,275)	(38,655,786)
New	(3,427,249)	—	(3,427,249)	(20)	(3,427,269)	N/A	—	—	—	—	—
Discontinued Operations	—	—	—		—	-100.0%	(3,445,672)	(55,971)	(3,501,643)		(3,501,643)

Total Property Operating Expenses	(38,968,331)	(2,443,286)	(41,411,617)	(15,529)	(41,427,146)	-1.7%	(39,762,941)	(2,382,213)	(42,145,154)	(12,275)	(42,157,429)

NOI:
Same Store	56,339,925	8,898,932	65,238,857	108,533	65,347,390	2.5%	55,641,232	8,058,812	63,700,044	84,556	63,784,600
New	4,045,835	—	4,045,835	475	4,046,310	N/A	—	—	—	—	—
Discontinued Operations	—	—	—	—	—	-100.0%	2,660,096	126,822	2,786,918		2,786,918

NOI	60,385,760	8,898,932	69,284,692	109,008	69,393,700	4.2%	58,301,328	8,185,634	66,486,962	84,556	66,571,518

OTHER INCOME (EXPENSES):
Management Company Revenue	—	—	—	1,438,896	1,438,896	-30.2%	—	—	—	2,061,769	2,061,769
Interest Income	—	—	—	189,906	189,906	-25.2%	—	—	—	253,728	253,728
General & Administrative	—	—					—	—
Corporate Payroll and Benefits	—	—	—	(7,123,909)	(7,123,909)	-11.3%	—	—	—	(8,028,893)	(8,028,893)
Other G&A Expenses	—	—	—	(2,094,131)	(2,094,131)	-19.9%	—	—	—	(2,613,826)	(2,613,826)

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA)	60,385,760	8,898,932	69,284,692	(7,480,230)	61,804,462	6.1%	58,301,328	8,185,634	66,486,962	(8,242,666)	58,244,296

Interest Expense	(16,716,525)	(1,883,266)	(18,599,791)	(3,106,246)	(21,706,037)	4.6%	(17,417,266)	(1,674,421)	(19,091,687)	(1,657,535)	(20,749,222)
Depreciation and Amortization	(24,321,058)	(2,590,560)	(26,911,618)	(351,340)	(27,262,958)	2.3%	(24,042,665)	(2,436,076)	(26,478,741)	(180,666)	(26,659,407)
Gain (adjustment to gains) on Sale of Interests in RE	60,536		60,536		60,536	N/A	—	—	—	—	—
DISCONTINUED OPERATIONS
Minority Interest of O.P. Unitholders			—	(21,037)	(21,037)	N/A			—	(180,440)	(180,440)
Gain (adjustment to gains) on Disposition of Discontinued Operations				—	—	N/A			—	(550,000)	(550,000)

TOTAL DISCONTINUED OPERATIONS	—	—	—	(21,037)	(21,037)	N/A	—	—	—	(730,440)	(730,440)

Minority Interest in Properties			(45,459)	—	(45,459)	-87.3%	(357,959)	—	(357,959)	—	(357,959)
Minority Interest of O.P. Unit Holders			—	(1,431,250)	(1,431,250)	82.6%			—	(783,938)	(783,938)

NET INCOME	19,408,713	4,425,106	23,833,819	(12,390,103)	11,398,257	27.2%	16,841,397	4,075,137	20,916,534	(11,595,245)	8,963,330

Gains (Adjustments to gains) on Sales of Real Estate	(60,536)		(60,536)	—	(60,536)	N/A			—	550,000	550,000
Depreciation and Amor. of Real Estate	24,254,389	2,590,560	26,844,949	(52,460)	26,792,489	1.7%	23,973,221	2,436,076	26,409,297	(52,460)	26,356,837
Dividends on preferred shares				(3,403,125)	(3,403,125)	N/A			—	(3,403,125)	(3,403,125)
FFO Adjustments			—	1,452,287	1,452,287	50.6%			—	964,378	964,378

FFO	43,602,566	7,015,666	50,618,232	(14,393,401)	36,179,372	8.2%	40,814,618	6,511,213	47,325,831	(13,536,452)	33,431,420

Adj. Straight Lining of Base Rents	(911,024)	(124,376)	(1,035,400)	—	(1,035,400)	-23.3%	(1,238,280)	(110,942)	(1,349,222)	—	(1,349,222)
Recurring Capital Expenditures			(2,307,047)	—	(2,307,047)	252.4%			(654,723)	—	(654,723)
Tenant Allowances			(3,007,275)	—	(3,007,275)	1434.7%			(195,958)	—	(195,958)
Capitalized Leasing Costs			(826,200)	—	(826,200)	106.6%			(400,000)	—	(400,000)
Amortization of Debt Premium			(4,804,207)	—	(4,804,207)	-1.2%			(4,864,640)	—	(4,864,640)
Amortization of above-and below market lease intangibles			179,259	—	179,259	N/A			204,702	—	204,702

FAD			$38,817,362	(14,393,401)	$24,378,502	-6.9%			$40,065,990	(13,536,452)	$26,171,579

Total Dividends					$22,216,310	4.3%					$21,301,124
Share Price (at close)					$40.32	7.1%					$37.66
Weighted Average Number of Shares					35,972,274	1.6%					35,403,257
WA number of Shares and O.P. Units					40,555,612	3.4%					39,239,401

Net Income per Share (diluted)					$0.21	31.3%					$0.16
FFO/Share and O.P. Units					$0.89	4.5%					$0.85
FAD/Share and O.P. Units					$0.60	-9.9%					$0.67
Dividend/Share and O.P. Units					$0.54	0.0%					$0.54

Balance Sheet

	Q1 05						Q1 04
	Malls	Power and Strip Centers	Retail	Corporate/ Other Properties	Total	% Change	Malls	Power and Strip Centers	Retail	Corporate/ Other Properties	Total
Investment in Real Estate, at cost	$2,443,131,571	$315,131,675	$2,758,263,246	$28,702,718	$2,786,965,964	8.4%	$2,225,064,658	$310,335,023	$2,535,399,681	$35,257,864	$2,570,657,545
Accumulated Depreciation	(152,307,877)	(50,113,733)	(202,421,610)	(2,139,471)	(204,561,081)	56.4%	(87,461,869)	(41,231,237)	(128,693,106)	(2,089,311)	(130,782,417)
Other Assets	248,497,474	29,581,175	278,078,649	64,321,068	342,399,717	-0.9%	254,864,736	29,335,209	284,199,945	61,232,687	345,432,632

Total Assets	$2,539,321,168	$294,599,117	$2,833,920,285	$90,884,315	$2,924,804,600	5.0%	$2,392,467,525	$298,438,995	$2,690,906,520	$94,401,240	$2,785,307,760

Mortgage Notes	$1,202,494,716	$105,050,631	$1,307,545,347	$—	$1,307,545,347	-5.7%	$1,297,426,851	$88,886,924	$1,386,313,775	$—	$1,386,313,775
Line of Credit	—	—	—	402,000,000	402,000,000	120.9%	—	—	—	182,000,000	182,000,000
Other Liabilities	48,322,804	4,276,216	52,599,020	26,825,828	79,424,848	-9.8%	47,347,077	5,330,612	52,677,689	35,420,631	88,098,320

Total Liabilities	$1,250,817,520	$109,326,847	$1,360,144,367	$428,825,828	$1,788,970,195	8.0%	$1,344,773,928	$94,217,536	$1,438,991,464	$217,420,631	$1,656,412,095

Minority Interest	$3,448,201	$—	$3,448,201	$138,301,736	$141,749,937	20.8%	$4,420,258	$126,715.00	$4,546,973	$112,836,314	$117,383,287
Total Shareholders Equity	—	—	—	994,084,468	994,084,468	-1.7%	—	—	—	1,011,512,378	1,011,512,378

Total Liabilities and Shareholder Equity	$1,254,265,721	$109,326,847	$1,363,592,568	$1,561,212,032	$2,924,804,600	5.0%	$1,349,194,186	$94,344,251	$1,443,538,437	$1,341,769,323	$2,785,307,760

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 32 to 35.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

BALANCE SHEET-RECONCILIATION TO GAAP

(Wholly Owned vs. JVs)

	March 31, 2005					December 31, 2004
	Combined TOTAL (1)	Adjust- ments to Equity Method	Subtotal	Assets Held for Sale	TOTAL	Combined TOTAL (1)	Adjust- ments to Equity Method	Subtotal	Assets Held for Sale	TOTAL
ASSETS
Investments in Real Estate, at cost
Retail Properties	$2,758,263,246	$(131,361,106)	$2,626,902,140	$(8,108,358)	$2,618,793,782	$2,649,708,369	$(131,343,981)	$2,518,364,388	$(8,108,066)	$2,510,256,322
Industrial Properties	4,006,922	—	4,006,922	(1,502,711)	2,504,211	2,504,211	—	2,504,211	—	2,504,211
Land Held for Development	9,972,559	—	9,972,559	—	9,972,559	9,862,704	—	9,862,704	—	9,862,704
Construction In Progress	14,723,237	(2,855,424)	11,867,813	—	11,867,813	13,494,757	(2,542,307)	10,952,450	—	10,952,450

TOTAL INVEST MENTS IN REAL ESTATE	2,786,965,964	(134,216,530)	2,652,749,434	(9,611,069)	2,643,138,365	2,675,570,041	(133,886,288)	2,541,683,753	(8,108,066)	2,533,575,687
Accumulated Depreciation	(204,561,081)	34,988,197	(169,572,884)	—	(169,572,884)	(184,908,972)	34,023,363	(150,885,609)	—	(150,885,609)

Net Real Estate	2,582,404,883	(99,228,333)	2,483,176,550	(9,611,069)	2,473,565,481	2,490,661,069	(99,862,925)	2,390,798,144	(8,108,066)	2,382,690,078

Investment in and advances to Partnerships	—	27,056,312	27,056,312	—	27,056,312	—	27,243,862	27,243,862	—	27,243,862

	2,582,404,883	(72,172,021)	2,510,232,862	(9,611,069)	2,500,621,793	2,490,661,069	(72,619,063)	2,418,042,006	(8,108,066)	2,409,933,940

Other Assets:
Cash and Cash Equivalents	34,378,813	(3,968,408)	30,410,405	—	30,410,405	45,949,300	(5,609,103)	40,340,197	—	40,340,197
Rents and Other Receivables	43,961,698	(11,307,638)	32,654,060	—	32,654,060	43,305,591	(11,328,239)	31,977,352	—	31,977,352
Assets held for sale	7,175,245	—	7,175,245	9,611,069	16,786,314	6,837,914	—	6,837,914	8,108,066	14,945,980
Intangible Assets (2)	181,069,633	—	181,069,633	—	181,069,633	171,849,678	—	171,849,678	—	171,849,678
Deferred Costs, Prepaid Taxes & Exp. & Other Assets	75,814,328	(7,297,142)	68,517,186		68,517,186	69,906,200	(7,550,567)	62,355,633	—	62,355,633

TOTAL OTHER ASSETS	342,399,717	(22,573,188)	319,826,529	9,611,069	329,437,598	337,848,683	(24,487,909)	313,360,774	8,108,066	321,468,840

TOTAL ASSETS	2,924,804,600	(94,745,209)	2,830,059,391	—	2,830,059,391	2,828,509,752	(97,106,972)	2,731,402,780	—	2,731,402,780

LIABILITIES AND SHARE HOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	1,253,510,523	(106,947,723)	1,146,562,800	(17,113,872)	1,129,448,928	1,269,992,376	(107,513,205)	1,162,479,171	(17,399,761)	1,145,079,410
Mortgage Debt Premium (3)	54,034,824	—	54,034,824	—	54,034,824	56,134,624	—	56,134,624	—	56,134,624
Bank Loans Payable	402,000,000	—	402,000,000	—	402,000,000	271,000,000	—	271,000,000	—	271,000,000
Assets held for sale	1,616,876	—	1,616,876	17,113,872	18,730,748	1,156,442	—	1,156,442	17,399,761	18,556,203
Other Liabilities (4)	77,807,972	12,202,514	90,010,486	—	90,010,486	93,791,391	10,406,233	104,197,624	—	104,197,624

TOTAL LIABILITIES	1,788,970,195	(94,745,209)	1,694,224,986	—	1,694,224,986	1,692,074,833	(97,106,972)	1,594,967,861	—	1,594,967,861

Minority Interest	141,749,937	—	141,749,937	—	141,749,937	131,968,917	—	131,968,917	—	131,968,917

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	36,474,673	—	36,474,673	—	36,474,673	36,272,160	—	36,272,160	—	36,272,160
Preferred Shares $0.01 Par	24,750	—	24,750	—	24,750	24,750	—	24,750	—	24,750
Capital Contributed in Excess of Par	907,811,709	—	907,811,709	—	907,811,709	899,506,128	—	899,506,128	—	899,506,128
Restricted Stock	(14,945,044)	—	(14,945,044)	—	(14,945,044)	(7,736,812)	—	(7,736,812)	—	(7,736,812)
Accumulated Other Comprehensive Loss	(1,812,340)	—	(1,812,340)	—	(1,812,340)	(1,821,457)	—	(1,821,457)	—	(1,821,457)
Retained Earnings	66,530,720	—	66,530,720	—	66,530,720	78,221,233	—	78,221,233	—	78,221,233

TOTAL SHAREHOLDERS’ EQUITY	994,084,468	—	994,084,468	—	994,084,468	1,004,466,002	—	1,004,466,002	—	1,004,466,002

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,924,804,600	$(94,745,209)	$2,830,059,391	$—	$2,830,059,391	$2,828,509,752	$(97,106,972)	$2,731,402,780	$—	$2,731,402,780

	March 31, 2004
	Combined TOTAL (1)	Adjust- ments to Equity Method	Subtotal	Assets Held for Sale	TOTAL
ASSETS
Investments in Real Estate, at cost
Retail Properties	$2,535,399,681	$(135,981,353)	$2,399,418,328	$(96,448,111)	$2,302,970,217
Industrial Properties	2,504,211	—	2,504,211	—	2,504,211
Land Held for Development	9,397,945	—	9,397,945	—	9,397,945
Construction In Progress	23,355,708	(1,506,178)	21,849,530	—	21,849,530

TOTAL INVESTMENTS IN REAL ESTATE	2,570,657,545	(137,487,531)	2,433,170,014	(96,448,111)	2,336,721,903
Accumulated Depreciation	(130,782,417)	32,248,911	(98,533,506)	—	(98,533,506)

Net Real Estate	2,439,875,128	(105,238,620)	2,334,636,508	(96,448,111)	2,238,188,397

Investment in and advances to Partnerships	—	31,788,460	31,788,460	—	31,788,460

	2,439,875,128	(73,450,160)	2,366,424,968	(96,448,111)	2,269,976,857

Other Assets:
Cash and Cash Equivalents	37,024,603	(4,459,678)	32,564,925		32,564,925
Rents and Other Receivables	34,051,459	(7,921,525)	26,129,934	—	26,129,934
Assets held for sale	37,383,935	—	37,383,935	96,448,111	133,832,046
Intangible Assets (2)	171,993,180	—	171,993,180	—	171,993,180
Deferred Costs, Prepaid Taxes & Exp. & Other Assets	64,979,455	(11,737,281)	53,242,174		53,242,174

TOTAL OTHER ASSETS	345,432,632	(24,118,484)	321,314,148	96,448,111	417,762,259

TOTAL ASSETS	2,785,307,760	(97,568,644)	2,687,739,116	—	2,687,739,116

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	1,315,690,169	(109,096,195)	1,206,593,974	(60,461,378)	1,146,132,596
Mortgage Debt Premium (3)	70,623,606	—	70,623,606	(4,121,413)	66,502,193
Bank Loans Payable	182,000,000	—	182,000,000	—	182,000,000
Assets held for sale	4,365,915	—	4,365,915	64,582,791	68,948,706
Other Liabilities (4)	83,732,405	11,527,551	95,259,956	—	95,259,956

TOTAL LIABILITIES	1,656,412,095	(97,568,644)	1,558,843,451	—	1,558,843,451

Minority Interest	117,383,287	—	117,383,287	—	117,383,287

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	35,781,922	—	35,781,922	—	35,781,922
Preferred Shares $0.01 Par	24750	—	24750	—	24750
Capital Contributed in Excess of Par	884,677,043	—	884,677,043	—	884,677,043
Restricted Stock	(9,311,239)	—	(9,311,239)	—	(9,311,239)
Accumulated Other Comprehensive Loss	(1,927,948)	—	(1,927,948)	—	(1,927,948)
Retained Earnings	102,267,850	—	102,267,850	—	102,267,850

TOTAL SHAREHOLDERS’ EQUITY	1,011,512,378	—	1,011,512,378	—	1,011,512,378

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,785,307,760	$(97,568,644)	$2,687,739,116	$—	$2,687,739,116

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Assets and Liabilities of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2)	Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties since 2002. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.

(3)	Represents premium that is recorded in connection with debt assumed when a property is purchased. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.

(4)	For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit Partnership Investments.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

INCOME STATEMENT-RECONCILIATION TO GAAP (1)

QUARTERLY COMPARISON

(Wholly Owned vs. Partnerships)	Q1 05 (3 months ended 3/31/05)						Q1 04 (3 months ended 3/31/04)
	Combined TOTAL (2)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total	TOTAL% CHANGE	Combined TOTAL (2)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total
Base Rents (Net of Vacancies)	$71,053,672	$(5,254,075)	$65,799,597	$(796,139)	$65,003,458	8.1%	$70,122,041	$(5,155,520)	$64,966,521	(4,858,259)	$60,108,262
Straight-Lining of Base Rents	1,035,400	(31,186)	1,004,214	(5,616)	998,598	-19.2%	1,349,222	(39,437)	1,309,785	(74,438)	1,235,347
Percentage Rents	2,355,213	(21,670)	2,333,543	—	2,333,543	7.4%	2,552,808	(237,047)	2,315,761	(143,117)	2,172,644
Expense Reimbursables	32,640,568	(1,564,405)	31,076,163	(515,006)	30,561,157	7.1%	32,375,641	(1,590,403)	30,785,238	(2,254,974)	28,530,264
Lease Termination	1,576,685	(138,444)	1,438,241	—	1,438,241	N/A	26,689	—	26,689	—	26,689
Other Real Estate Revenues	2,159,308	(121,658)	2,037,650	(31,682)	2,005,968	3.8%	2,302,546	(165,436)	2,137,110	(204,948)	1,932,162

TOTAL REAL ESTATE REVENUES	110,820,846	(7,131,438)	103,689,408	(1,348,443)	102,340,965	8.9%	108,728,947	(7,187,843)	101,541,104	(7,535,736)	94,005,368

Operating and Maintenance	(31,177,877)	1,665,637	(29,512,240)	728,430	(28,783,810)	6.4%	(32,405,258)	1,717,568	(30,687,690)	3,634,729	(27,052,961)
Real Estate Taxes	(10,249,269)	624,793	(9,624,476)	123,688	(9,500,788)	10.7%	(9,752,171)	577,269	(9,174,902)	594,035	(8,580,867)

TOTAL PROPERTY OPERATING EXPENSES	(41,427,146)	2,290,430	(39,136,716)	852,118	(38,284,598)	7.4%	(42,157,429)	2,294,837	(39,862,592)	4,228,764	(35,633,828)

NET OPERATING INCOME	69,393,700	(4,841,008)	64,552,692	(496,325)	64,056,367	9.7%	66,571,518	(4,893,006)	61,678,512	(3,306,972)	58,371,540

OTHER INCOME (EXPENSES)
Management Company Revenue	1,438,896	—	1,438,896		1,438,896	-30.2%	2,061,769	—	2,061,769	—	2,061,769
Interest Income	189,906	—	189,906		189,906	-25.2%	253,728	—	253,728	—	253,728
General & Administrative:
Corporate Payroll and Benefits	(7,123,909)	—	(7,123,909)		(7,123,909)	-11.3%	(8,028,893)	—	(8,028,893)	—	(8,028,893)
Other G&A Expenses	(2,094,131)	—	(2,094,131)		(2,094,131)	-19.9%	(2,613,826)	—	(2,613,826)	—	(2,613,826)

Earnings before interest, taxes, depreciation and amortization (EBITDA)	61,804,462	(4,841,008)	56,963,454	(496,325)	56,467,129	12.8%	58,244,296	(4,893,006)	53,351,290	(3,306,972)	50,044,318

Interest Expense (1)	(21,706,037)	2,039,920	(19,666,117)	310,178	(19,355,939)	8.7%	(20,749,222)	2,050,359	(18,698,863)	891,415	(17,807,448)
Depreciation & Amortization	(27,262,958)	1,150,965	(26,111,993)	—	(26,111,993)	2.1%	(26,659,407)	1,077,961	(25,581,446)	—	(25,581,446)

TOTAL EXPENSES	(48,968,995)	3,190,885	(45,778,110)	310,178	(45,467,932)	4.8%	(47,408,629)	3,128,320	(44,280,309)	891,415	(43,388,894)

Equity in Income of partnerships	—	1,650,123	1,650,123		1,650,123			1,764,686	1,764,686		1,764,686

Gains on sales of interests in Real Estate	60,536	—	60,536	—	60,536	N/A	—	—	—	—	—

Income before Minority Interest	12,896,003	—	12,896,003	(186,147)	12,709,856	50.9%	10,835,667	—	10,835,667	(2,415,557)	8,420,110

Minority Interest in Properties	(45,459)	—	(45,459)	—	(45,459)		(357,959)		(357,959)	8,017	(349,942)
Minority Interest of O.P. Unitholders	(1,431,250)	—	(1,431,250)	—	(1,431,250)	82.6%	(783,938)	—	(783,938)	—	(783,938)

Income from Operations	11,419,294	—	11,419,294	(186,147)	11,233,147	54.2%	9,693,770	—	9,693,770	(2,407,540)	7,286,230

Discontinued Operations:
Income from Discontinued Operations	—	—	—	186,147	186,147	-92.3%	—	—	—	2,415,557	2,415,557
Minority Interest in properties	—	—	—	—	—		—	—	—	(8,017)	(8,017)
Minority Interest of O.P. Unitholders	(21,037)	—	(21,037)	—	(21,037)	N/A	(180,440)	—	(180,440)	—	(180,440)
Adjustments to gains on Disposition of Discontinued Operations	—	—	—	—	—	N/A	(550,000)	—	(550,000)	—	(550,000)

TOTAL DISCONTINUED OPERATIONS	(21,037)	—	(21,037)	186,147	165,110	N/A	(730,440)	—	(730,440)	2,407,540	1,677,100

NET INCOME	$11,398,257	$—	$11,398,257	$—	$11,398,257	27.2%	$8,963,330	$—	$8,963,330	$—	$8,963,330

(1)	Capitalized interest expense of $390,000 is not included in the quarter ended 3/31/05 and $195,000 is not included in the quarter ended 3/31/04.

(2)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Trust’s share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

Pennsylvania REIT

FLASH REPORT-RECONCILIATION TO GAAP (March 31, 2005)

QUARTERLY COMPARISON

Financial Statement

	Q1 05					Q1 04
	(3 months ended 3/31/05)					(3 months ended 3/31/04)
	Combined TOTAL	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total	Combined TOTAL	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total
Real Estate Revenues:
Same Store	$103,347,267	(7,131,438)	$96,215,829	—	$96,215,829	$102,440,386	(7,005,050)	$95,435,336	—	$95,435,336
New	7,473,579	—	7,473,579	—	7,473,579	—	—	—	—	—
Discontinued	—	—	—	(1,348,443)	(1,348,443)	6,288,561	(182,793)	6,105,768	(7,535,736)	(1,429,968)

Total Real Estate Revenues	110,820,846	(7,131,438)	103,689,408	(1,348,443)	102,340,965	108,728,947	(7,187,843)	101,541,104	(7,535,736)	94,005,368

Operating Expenses:
Same Store	(37,999,877)	2,290,430	(35,709,447)	—	(35,709,447)	(38,655,786)	2,238,866	(36,416,920)	—	(36,416,920)
New	(3,427,269)	—	(3,427,269)	—	(3,427,269)	—	—	—	—	—
Discontinued	—	—	—	852,118	852,118	(3,501,643)	55,971	(3,445,672)	4,228,764	783,092

Total Property Operating Expenses	(41,427,146)	2,290,430	(39,136,716)	852,118	(38,284,598)	(42,157,429)	2,294,837	(39,862,592)	4,228,764	(35,633,828)

NOI:
Same Store	65,347,390	(4,841,008)	60,506,382	—	60,506,382	63,784,600	(4,766,184)	59,018,416	—	59,018,416
New	4,046,310	—	4,046,310	—	4,046,310	—	—	—	—	—
Discontinued	—	—	—	(496,325)	(496,325)	2,786,918	(126,822)	2,660,096	(3,306,972)	(646,876)

NOI	69,393,700	(4,841,008)	64,552,692	(496,325)	64,056,367	66,571,518	(4,893,006)	61,678,512	(3,306,972)	58,371,540

OTHER INCOME (EXPENSES):
Management Company Revenue	1,438,896	—	1,438,896	—	1,438,896	2,061,769	—	2,061,769	—	2,061,769
Interest Income	189,906	—	189,906	—	189,906	253,728	—	253,728	—	253,728
General & Administrative:										—
Corporate Payroll and Benefits	(7,123,909)	—	(7,123,909)	—	(7,123,909)	(8,028,893)	—	(8,028,893)	—	(8,028,893)
Other G&A Expenses	(2,094,131)	—	(2,094,131)	—	(2,094,131)	(2,613,826)	—	(2,613,826)	—	(2,613,826)

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA)	61,804,462	(4,841,008)	56,963,454	(496,325)	56,467,129	58,244,296	(4,893,006)	53,351,290	(3,306,972)	50,044,318

Interest Expense	(21,706,037)	2,039,920	(19,666,117)	$310,178	(19,355,939)	(20,749,222)	2,050,359	(18,698,863)	891,415	(17,807,448)
Depreciation and Amortization	(27,262,958)	1,150,965	(26,111,993)	—	(26,111,993)	(26,659,407)	1,077,961	(25,581,446)	—	(25,581,446)
Gain (adjustment to gains) on Sale of Interests in RE	60,536	—	60,536	—	60,536	—	—	—	—	—
Equity in income of partnerships	—	1,650,123	1,650,123	—	1,650,123		1,764,686	1,764,686	—	1,764,686
DISCONTINUED OPERATIONS:	—	—	—					—
Income from Disposed Real Estate	—	—	—	186,147	186,147	—	—	—	2,415,557	2,415,557
Minority Interest in properties	—	—	—	—	—				(8,017)	(8,017)
Minority Interest of O.P. Unitholders	(21,037)	—	(21,037)	—	(21,037)	(180,440)	—	(180,440)	—	(180,440)
Gains (adjustments to gains) on Disposition of Discontinued Operations	—	—	—		—	(550,000)		(550,000)	—	(550,000)

TOTAL DISCONTINUED OPERATIONS	(21,037)	—	(21,037)	186,147	165,110	(730,440)	—	(730,440)	2,407,540	1,677,100

Minority Interest in Properties	(45,459)	—	(45,459)	—	(45,459)	(357,959)	—	(357,959)	8,017	(349,942)
Extraordinary item (Loss on early extinguishment of debt)	—	—	—	—	—	—	—	—	—	—
Minority Interest of O.P. Unitholders	(1,431,250)	—	(1,431,250)	—	(1,431,250)	(783,938)	—	(783,938)	—	(783,938)

NET INCOME	11,398,257	—	11,398,257	—	11,398,257	8,963,330	—	8,963,330	—	8,963,330

Gain on Sale of Real Estate	(60,536)	—	(60,536)	—	(60,536)	550,000	—	550,000	—	550,000
Depreciation and Amor. of Real Estate	26,792,489	—	26,792,489	—	26,792,489	26,356,837	—	26,356,837	—	26,356,837
Dividends on preferred shares	(3,403,125)	—	(3,403,125)	—	(3,403,125)	(3,403,125)	—	(3,403,125)	—	(3,403,125)
FFO Adjustments	1,452,287	—	1,452,287	—	1,452,287	964,378	—	964,378	—	964,378

FFO	36,179,372	—	36,179,372	—	36,179,372	33,500,864	—	33,500,864	—	33,500,864

Adj. Straight Lining of Base Rents	(1,035,400)	—	(1,035,400)	—	(1,035,400)	(1,349,222)	—	(1,349,222)	—	(1,349,222)
Recurring Capital Expenditures	(2,307,047)	—	(2,307,047)	—	(2,307,047)	(654,723)	—	(654,723)	—	(654,723)
Tenant allowances	(3,007,275)	—	(3,007,275)	—	(3,007,275)	(195,958)	—	(195,958)		(195,958)
Capitalized Leasing Costs	(826,200)	—	(826,200)	—	(826,200)	(400,000)	—	(400,000)		(400,000)
Amortization of Debt Premium	(4,804,207)	—	(4,804,207)	—	(4,804,207)	(4,864,640)	—	(4,864,640)		(4,864,640)
Amortization of above-and below market lease intangibles	179,259	—	179,259	—	179,259	204,702	—	207,702	—	204,702

FAD	$24,378,502	$—	$24,378,502	$—	$24,378,502	$26,171,579	$—	$26,171,579	$—	$26,171,579

Total Dividends					$22,216,310					$21,301,124
Share Price (at close)					$40.32					$37.66
Weighted Average Number of Shares					35,972,274					35,403,257
WA number of Shares and OP Units					40,555,612					39,239,401

Net Income per Share (basic)					$0.21					$0.16
FFO/Share and OP Units					$0.89					$0.85
FAD/Share and OP Units					$0.60					$0.67
Dividend/Share and OP Units					$0.54					$0.54

Balance Sheet
	Combined Total	Adjustments to Equity Method	Subtotal	Assets Held for Sale	TOTAL	Combined Total	Adjustments to Equity Method	Subtotal	Assets Held for Sale	TOTAL

Investment in Real Estate, at cost	$2,786,965,964	$(134,216,530)	$2,652,749,434	$(9,611,069)	$2,643,138,365	$2,570,657,545	$(137,487,531)	$2,433,170,014	(96,448,111)	$2,336,721,903
Accumulated Depreciation	(204,561,081)	34,988,197	(169,572,884)	—	(169,572,884)	(130,782,417)	32,248,911	(98,533,506)	—	(98,533,506)
Investment in and advances to partnership	—	27,056,312	27,056,312	—	27,056,312	—	31,788,460	31,788,460	—	31,788,460

Other Assets	342,399,717	(22,573,188)	$319,826,529	9,611,069	329,437,598	345,432,632	(24,118,484)	$321,314,148	96,448,111	417,762,259

Total Assets	$2,924,804,600	$(94,745,209)	$2,830,059,391	$—	$2,830,059,391	$2,785,307,760	$(97,568,644)	$2,687,739,116	—	$2,687,739,116

Mortgage Notes.	$1,307,545,347	$(106,947,723)	$1,200,597,624	$(17,113,872)	$1,183,483,752	$1,386,313,775	$(109,096,195)	$1,277,217,580	$(64,582,791)	$1,212,634,789
Line of Credit	402,000,000	—	402,000,000	—	402,000,000	182,000,000	—	182,000,000	$—	182,000,000
Other Liabilities	79,424,848	12,202,514	91,627,362	17,113,872	108,741,234	88,098,320	11,527,551	99,625,871	64,582,791	164,208,662

Total Liabilities	$1,788,970,195	$(94,745,209)	$1,694,224,986	$—	$1,694,224,986	$1,656,412,095	$(97,568,644)	$1,558,843,451	—	$1,558,843,451

Minority Interest	$141,749,937	$—	$141,749,937	$—	$141,749,937	$117,383,287	$—	$117,383,287	$—	$117,383,287
Total Shareholders’ Equity	994,084,468	—	994,084,468	—	994,084,468	1,011,512,378	—	1,011,512,378	—	1,011,512,378

Total Liabilities and Shareholder Equity	$2,924,804,600	$(94,745,209)	$2,830,059,391	$—	$2,830,059,391	$2,785,307,760	$(97,568,644)	$2,687,739,116	—	$2,687,739,116

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (March 31, 2005)

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”) which is a non-GAAP measure, as income before gains (losses) on sales of property and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnership to reflect funds from operations on the same basis. FFO is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our company’s performance to that of our industry peers. In addition, we use FFO as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains (losses) on real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company's financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”) which is a non-GAAP measure is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

Funds Available for Distribution (FAD)

FAD also referred to as Cash Available for Distributions (CAD) and adjusted FFO (AFFO). FAD refers to a computation made by analysts and investors to measure a real estate company’s cash flows generated by operations. FAD is calculated by subtracting from FFO (1) normalized recurring capital expenditures that are capitalized but necessary to maintain a REIT’s properties and (2) straight-line rents.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company feels to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)

Earnings before interest, taxes, depreciation and amortization. On a property level, EBITDA and NOI are equivalent; however, certain corporate revenues and expenses are added and deducted to/from NOI to derive EBITDA on a company wide basis. Specifically, management company revenues and interest income are added to NOI while corporate payroll and other General and Administrative expenses are deducted from NOI to calculate EBITDA.

The Company believes that net income is the most directly comparable GAAP measurement to EBITDA. The Company believes that EBITDA helps the Company and its investors evaluate the ongoing operating performance of its properties and facilitate comparisons with other REITs and real estate companies. These measures assist management by providing a baseline to assess property-level results, particularly as the Company acquires or sells assets. The EBITDA measures presented by the Company may not be comparable to other similarly titled measures of other companies.